UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04997

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds V

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2022

Item 1. Reports to Stockholders

Annual report

US equity mutual fund

Delaware Small Cap Core Fund

November 30, 2022

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Small Cap Core Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

This annual report is for the information of Delaware Small Cap Core Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of November 30, 2022, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Small Cap Core Fund	November 30, 2022 (Unaudited)

Performance preview (for the year ended November 30, 2022)
Delaware Small Cap Core Fund (Institutional Class shares)	1-year return	-6.65%
Delaware Small Cap Core Fund (Class A shares)	1-year return	-6.87%
Russell 2000® Index (benchmark)	1-year return	-13.01%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Small Cap Core Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term capital appreciation.

Market review

During the Fund’s fiscal year ended November 30, 2022, small-cap stocks underperformed mid-cap and large-cap stocks, as the Russell 2000 Index declined 13.01%. The Russell Midcap® Index declined 9.02%, and the large-cap Russell 1000® Index declined 10.66%. The smallest US companies posted the weakest performance during the Fund’s fiscal year, with the Russell Microcap® Index declining 18.07%. Small-cap value stocks held up better than small-cap growth stocks, with the Russell 2000 Value Index declining 4.75% while the Russell 2000 Growth Index declined 20.96%.

Sector-level performance within the Russell 2000 Index was weak during the fiscal year, with 12 of 16 sectors declining. Energy, utilities, consumer staples, and transportation were the four sectors that advanced in the benchmark. Within the benchmark, the finance, communications services, basic materials, capital goods, business services, and consumer services sectors declined less than the Russell 2000 Index overall. Companies in the media, technology, and

Stock selection drove the Fund’s relative outperformance for the fiscal year. In the healthcare and credit cyclicals sectors, the Fund’s holdings declined less than those in the benchmark, contributing to relative performance. The Fund’s holdings in the finance and media sectors advanced during the fiscal year while those in the benchmark declined. Contribution was strong across the portfolio with only three sectors detracting.

Portfolio management review
Delaware Small Cap Core Fund

credit cyclicals sectors of the benchmark declined the most; all fell more than 30%.

The third-quarter 2022 US gross domestic product (GDP) annualized growth rate of 3.2% was above consensus and followed two consecutive quarters of declining GDP. The Conference Board Consumer Confidence Index® decreased during the fiscal year, from a December 2021 reading of 115.2 to 108.3 in December 2022. The National Federation of Independent Business (NFIB) Small Business Optimism Index level remained below its 49-year average of 98 for 11 consecutive months with a November reading of 91.9. Inflation and labor continued to pressure the economy. With respect to labor, the US unemployment rate ended November 30, 2022, at 3.7%. For the 12 months ended November 30, 2022, the US Consumer Price Index (CPI) increased 7.1%.

Source: Bloomberg.

Within the Fund

For the fiscal year ended November 30, 2022, Delaware Small Cap Core Fund declined, although it outperformed its benchmark, the Russell 2000 Index, which also declined. The Fund’s Institutional Class shares declined 6.65%. The Fund’s Class A shares declined 6.87% at net asset value (NAV) and 12.23% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the Fund’s benchmark declined 13.01%. For complete annualized performance of Delaware Small Cap Core Fund, please see the table on page 4.

Stock selection drove the Fund’s relative outperformance for the fiscal year. In the healthcare and credit cyclicals sectors, the Fund’s holdings declined less than those in the benchmark, contributing to relative performance. The Fund’s holdings in the finance and media sectors advanced during the fiscal year while those in the benchmark declined. Contribution was strong across the portfolio with only three sectors detracting: consumer staples, energy, and transportation.

Patterson-UTI Energy Inc., a leading contract drilling and pressure pumping company, outperformed during the Fund’s fiscal year. As a provider of high-quality drilling and completion equipment to exploration and production (E&P) companies, Patterson benefited from high demand for oil. Patterson also benefited from shorter-duration contracts that allowed the company to raise rig rates for new business. We maintained the Fund’s position in Patterson as the company has a sound plan to return capital to shareholders and should continue to benefit from an extended demand cycle for oil service equipment companies based on both demand recovery and supply constraints.

ExlService Holdings Inc., a data analytics and digital operations and solutions company, outperformed during the Fund’s fiscal year. ExlService benefited from the digitization of back-office and customer-facing technology, serving clients in the insurance, healthcare, travel, transportation, and logistics industries. The company grew revenues and earnings. Additionally, its operational excellence led to margin expansion. We maintained the Fund’s position in ExlService as we believe the company is well positioned to expand its solutions to new and existing customers.

Shockwave Medical Inc. is a medical device company focused on developing and commercializing products that can transform the way calcified cardiovascular disease is treated. Shockwave’s intravascular lithotripsy (IVL) product delivers sonic pressure to treat calcified plaque in a way that is minimally invasive, easy to use, and safe. As growing numbers of doctors and nurses learn to appreciate these benefits, the company has reported strong growth from adoption of its products in the US. As a result, the company’s shares outperformed during the Fund’s fiscal year. We maintained the Fund’s position in Shockwave Medical as it has a strong balance sheet, industry-leading technology, and an attractive valuation compared with other profitable medical device companies.

The Fund’s position in multibrand specialty apparel retailer American Eagle Outfitters Inc. underperformed during the fiscal year. At the start of the period, we believed American Eagle would experience sales-growth pressure due to lapsing stimulus payments. At the same time, we believed management had established a competitive moat that would drive sustained growth longer term. The company reported weak results for its fiscal second quarter and indicated it expected continued weakness due to higher inventories and the need for more retail promotions. We exited our position before the end of the fiscal year.

In the software industry, shares of cyber-security analytics company Rapid7 Inc. underperformed during the fiscal year. Since we purchased Rapid7, it diversified its offerings to become a multipillar platform covering threat detection and response, cloud security, and vulnerability risk. Rapid7 delivered good financial results during the year, though management noted its annualized recurring revenue (ARR) growth rate would slow below its historical level of about 20%. We maintained the Fund’s position in Rapid7 as the company has multiple product drivers to help it reach its 2025 free cash flow and ARR financial goals.

Semtech Corp. is a leading global supplier of high-performance analog, mixed-signal semiconductors and advanced algorithms for infrastructure, high-end consumer, and industrial end markets. During the Fund’s fiscal year, shares of Semtech underperformed as the company reduced its earnings guidance due to weaker-than-expected demand. We think the company’s long-term outlook for growth from its long-range internet of things (LoRa IoT) business and signal integrity segment, which includes data center, passive optical network (PON), and 5G networking technologies, remains achievable and will diversify revenues. We maintained the Fund’s position in Semtech as it trades at what we view as a discounted valuation.

With respect to sector positioning, the Fund ended the fiscal year overweight the benchmark in the healthcare, basic materials, transportation, consumer services, and finance sectors. The largest sector underweights were in business services, consumer discretionary, utilities, energy, consumer staples, and media.

We believe that the current market and economic environment should continue to support active management. In our opinion, we can take advantage of market conditions that have created valuation disconnects. We continue to maintain our strategy of investing in companies that we believe have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the potential to deliver value to shareholders. We appreciate your confidence and look forward to serving your investment needs in the next fiscal year.

Performance summary
Delaware Small Cap Core Fund	November 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2022

	1 year	5 year	10 year	Lifetime
Class A (Est. December 29, 1998)
Excluding sales charge	-6.87%	+6.77%	+11.51%	—
Including sales charge	-12.23%	+5.51%	+10.85%	—
Class C (Est. August 1, 2005)
Excluding sales charge	-7.57%	+5.98%	+10.68%	—
Including sales charge	-8.43%	+5.98%	+10.68%	—
Class R (Est. August 1, 2005)
Excluding sales charge	-7.12%	+6.50%	+11.24%	—
Including sales charge	-7.12%	+6.50%	+11.24%	—
Institutional Class (Est. December 29, 1998)
Excluding sales charge	-6.65%	+7.04%	+11.80%	—
Including sales charge	-6.65%	+7.04%	+11.80%	—
Class R6 (Est. May 2, 2016)
Excluding sales charge	-6.52%	+7.18%	—	+10.88%
Including sales charge	-6.52%	+7.18%	—	+10.88%
Russell 2000 Index	-13.01%	+5.45%	+10.13%	—

[1] Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table.
Expenses for each class are listed in the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets.
Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading.

Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.06%	1.81%	1.31%	0.81%	0.69%
Net expenses (including fee waivers, if any)	1.06%	1.81%	1.31%	0.81%	0.69%
Type of waiver	n/a	n/a	n/a	n/a	n/a

Performance summary
Delaware Small Cap Core Fund

Performance of a $10,000 investment1

For the period November 30, 2012 through November 30, 2022

	Starting value	Ending value
Delaware Small Cap Core Fund — Institutional Class shares	$10,000	$30,497
Delaware Small Cap Core Fund — Class A shares	$9,425	$28,016
Russell 2000 Index	$10,000	$26,244

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on November 30, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5.

Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 2000 Index as of November 30, 2012. The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the US equity universe.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index, mentioned on page 1, measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Microcap Index, mentioned on page 1, measures almost 1,550 small-cap and micro-cap stocks, including the smallest 1,000 companies in the Russell 2000 Index, plus 1,000 smaller US-based listed stocks.

The Russell Midcap Index, mentioned on page 1, measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The Conference Board Consumer Confidence Index, mentioned on page 2, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for six months hence regarding business conditions, employment, and income. The resulting relative value is then used as an “index value” and compared against each respective monthly value for 1985. In that year, the result of the index was arbitrarily set at 100, representing it as the index benchmark.

The NFIB Small Business Optimism Index, mentioned on page 2, is a survey asking small business owners a battery of questions related to their expectations for the future and their plans to hire, build inventory, borrow, and expand.

The US Consumer Price Index (CPI), mentioned on page 2, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Gross domestic product, mentioned on page 2, is a measure of all goods and services produced by a nation in a year. It is a measure of economic activity.

Index performance returns do not reflect any management fees, transaction costs, or expenses.

Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DCCAX	24610B883
Class C	DCCCX	24610B867
Class R	DCCRX	24610B834
Institutional Class	DCCIX	24610B859
Class R6	DCZRX	24610B826

Disclosure of Fund expenses
For the six-month period from June 1, 2022 to November 30, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2022 to November 30, 2022.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Small Cap Core Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Annualized Expense Ratio	Expenses Paid During Period 6/1/22 to 11/30/22*
Actual Fund return†
Class A	$1,000.00	$1,030.70	1.04%	$5.29
Class C	1,000.00	1,027.20	1.79%	9.10
Class R	1,000.00	1,029.40	1.29%	6.56
Institutional Class	1,000.00	1,032.00	0.79%	4.02
Class R6	1,000.00	1,032.70	0.69%	3.52
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.85	1.04%	$5.27
Class C	1,000.00	1,016.09	1.79%	9.05
Class R	1,000.00	1,018.60	1.29%	6.53
Institutional Class	1,000.00	1,021.11	0.79%	4.00
Class R6	1,000.00	1,021.61	0.69%	3.50

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

Security type / sector allocations and top 10 equity holdings

Delaware Small Cap Core Fund	As of November 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Common Stocks	97.91%
Basic Materials	7.13%
Business Services	3.61%
Capital Goods	9.24%
Communications Services	0.37%
Consumer Discretionary	3.09%
Consumer Services	2.82%
Consumer Staples	3.05%
Credit Cyclicals	2.89%
Energy	5.21%
Financials	17.67%
Healthcare	17.06%
Media	0.64%
Real Estate Investment Trusts	6.84%
Technology	12.98%
Transportation	2.95%
Utilities	2.36%
Short-Term Investments	2.05%
Total Value of Securities	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Patterson-UTI Energy	1.62%
Boise Cascade	1.57%
ExlService Holdings	1.54%
PDC Energy	1.50%
Applied Industrial Technologies	1.37%
Prestige Consumer Healthcare	1.36%
Texas Roadhouse	1.33%
Halozyme Therapeutics	1.32%
Selective Insurance Group	1.27%
Merit Medical Systems	1.18%

Schedule of investments

Delaware Small Cap Core Fund	November 30, 2022

	Number of shares	Value (US $)
Common Stocks – 97.91%
Basic Materials – 7.13%
Balchem	173,807	$24,472,026
Boise Cascade	1,542,838	114,231,725
Huntsman	779,856	21,664,400
Kaiser Aluminum	552,467	49,943,017
Mativ Holdings	1,193,754	24,794,271
Minerals Technologies	1,389,791	83,790,499
Quaker Chemical	240,366	47,301,625
Summit Materials Class A †	2,494,403	75,555,467
Worthington Industries	1,356,085	76,944,263
		518,697,293
Business Services – 3.61%
ABM Industries	1,322,836	62,411,403
ASGN †	898,977	81,447,316
BrightView Holdings †	2,648,924	18,251,086
Casella Waste Systems Class A †	714,481	61,509,669
WillScot Mobile Mini Holdings †	800,056	38,570,700
		262,190,174
Capital Goods – 9.24%
Ameresco Class A †	857,408	56,177,372
Applied Industrial Technologies	754,173	99,920,381
Barnes Group	561,311	23,906,236
Chart Industries †	107,440	15,362,846
Columbus McKinnon	1,223,630	39,437,595
ESCO Technologies	317,640	29,861,336
Federal Signal	1,767,488	85,882,242
Kadant	333,122	64,305,871
KBR	709,314	36,650,254
MYR Group †	665,372	63,562,987
Regal Rexnord	318,502	41,758,797
Tetra Tech	245,221	37,908,714
WESCO International †	317,595	40,944,348
Zurn Elkay Water Solutions	1,501,791	36,358,360
		672,037,339
Communications Services – 0.37%
ATN International	554,877	26,861,596
		26,861,596
Consumer Discretionary – 3.09%
BJ’s Wholesale Club Holdings †	383,836	28,879,821
Hibbett	430,456	28,694,197

Schedule of investments
Delaware Small Cap Core Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Consumer Discretionary (continued)
Malibu Boats Class A †	1,058,071	$61,061,277
Sonic Automotive Class A	437,954	23,272,875
Steven Madden	2,406,883	83,133,739
		225,041,909
Consumer Services – 2.82%
Brinker International †	724,534	24,235,662
Chuy’s Holdings †	766,334	24,285,124
Jack in the Box	332,789	24,060,645
Texas Roadhouse	972,316	96,570,425
Wendy’s	1,605,892	36,228,924
		205,380,780
Consumer Staples – 3.05%
Helen of Troy †	249,439	24,579,719
J & J Snack Foods	497,242	81,557,633
Prestige Consumer Healthcare †	1,613,556	99,169,152
YETI Holdings †	362,751	16,283,892
		221,590,396
Credit Cyclicals – 2.89%
Dana	2,769,417	48,769,434
KB Home	1,654,475	51,933,970
La-Z-Boy	1,227,853	33,434,437
Taylor Morrison Home †	2,494,669	75,812,991
		209,950,832
Energy – 5.21%
Earthstone Energy Class A †	2,145,980	33,992,323
NexTier Oilfield Solutions †	3,896,558	39,705,926
Patterson-UTI Energy	6,543,469	117,455,269
PDC Energy	1,462,940	108,725,701
Southwestern Energy †	11,430,219	79,097,115
		378,976,334
Financials – 17.67%
American Equity Investment Life Holding	474,025	19,202,753
City Holding	447,980	45,658,122
Enterprise Financial Services	637,834	33,384,232
Essent Group	1,451,678	58,197,771
First Bancorp	1,068,883	51,979,780
First Financial Bancorp	2,100,776	55,523,510
First Foundation	1,518,870	21,279,369
First Interstate BancSystem Class A	1,647,190	71,850,428

	Number of shares	Value (US $)
Common Stocks (continued)
Financials (continued)
Focus Financial Partners Class A †	1,473,027	$56,210,710
Hamilton Lane Class A	868,082	64,133,898
Independent Bank	651,617	58,984,371
Independent Bank Group	565,075	37,261,045
Kemper	707,325	40,260,939
NMI Holdings Class A †	2,855,695	61,483,113
Old National Bancorp	4,095,234	78,259,922
Pacific Premier Bancorp	1,519,214	56,134,957
Selective Insurance Group	958,365	92,118,044
SouthState	758,726	66,654,079
Stifel Financial	363,609	23,361,878
Umpqua Holdings	1,949,095	39,508,156
United Community Banks	1,564,845	60,982,010
Valley National Bancorp	4,497,349	56,936,438
WesBanco	1,493,134	60,397,270
WSFS Financial	1,552,202	75,297,319
		1,285,060,114
Healthcare – 17.06%
Agios Pharmaceuticals †	1,157,830	34,896,996
Amicus Therapeutics †	5,235,843	63,353,700
Apellis Pharmaceuticals †	1,172,007	58,518,310
Artivion †	2,180,161	27,884,259
AtriCure †	1,098,581	50,051,350
Azenta	633,562	38,146,768
Blueprint Medicines †	954,930	45,636,105
CONMED	590,983	48,962,942
Halozyme Therapeutics †	1,678,994	96,139,197
Insmed †	2,271,694	42,003,622
Inspire Medical Systems †	304,033	73,445,252
Intercept Pharmaceuticals †	508,856	7,587,043
Ligand Pharmaceuticals	593,189	43,243,478
Merit Medical Systems †	1,195,263	86,058,936
NeoGenomics †	1,615,437	18,109,049
NuVasive †	1,012,849	39,339,055
OmniAb	2,863,037	10,135,152
OmniAb 12.5 =, †	221,567	0
OmniAb 15 =, †	221,567	0
Omnicell †	562,621	29,036,870
Pacific Biosciences of California †	3,216,314	34,575,376
PTC Therapeutics †	1,095,382	45,447,399
Shockwave Medical †	338,357	85,807,335

Schedule of investments
Delaware Small Cap Core Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Healthcare (continued)
Supernus Pharmaceuticals †	1,818,006	$66,757,180
TransMedics Group †	1,335,264	82,612,784
Travere Therapeutics †	2,909,403	58,566,282
Ultragenyx Pharmaceutical †	758,538	27,534,929
Vanda Pharmaceuticals †	2,425,939	26,466,995
		1,240,316,364
Media – 0.64%
IMAX †	1,639,507	27,691,273
Nexstar Media Group	99,245	18,812,882
		46,504,155
Real Estate Investment Trusts – 6.84%
Armada Hoffler Properties	2,792,093	33,923,930
DiamondRock Hospitality	5,106,397	48,051,196
EastGroup Properties	271,732	42,183,676
Four Corners Property Trust	1,505,367	40,855,660
Independence Realty Trust	3,584,735	64,955,398
Kite Realty Group Trust	3,223,968	73,506,470
LXP Industrial Trust	3,566,541	38,375,981
National Storage Affiliates Trust	953,802	37,970,858
Pebblebrook Hotel Trust	1,893,495	31,526,692
Physicians Realty Trust	3,471,403	51,828,047
RPT Realty	3,064,837	34,326,174
		497,504,082
Technology – 12.98%
Blackline †	505,014	34,184,398
Box Class A †	1,573,030	43,179,673
Coherent †	987,724	36,219,839
Consensus Cloud Solutions †	801,419	45,512,585
ExlService Holdings †	597,206	111,796,963
Ichor Holdings †	803,385	23,924,805
Instructure Holdings †	1,408,081	35,356,914
MACOM Technology Solutions Holdings †	585,841	40,241,418
MaxLinear †	1,743,242	63,802,657
NETGEAR †	644,661	12,719,162
Q2 Holdings †	1,313,812	35,735,686
Rapid7 †	965,322	28,380,467
Semtech †	1,098,705	33,774,192
Silicon Laboratories †	420,684	61,184,281
Sprout Social Class A †	548,089	32,501,678
SPS Commerce †	233,710	33,247,585

	Number of shares	Value (US $)
Common Stocks (continued)
Technology (continued)
Upwork †	1,206,214	$14,776,121
Varonis Systems †	1,734,292	36,836,362
Verint Systems †	895,920	35,236,534
WNS Holdings ADR †	766,588	64,638,700
Yelp †	1,360,234	42,099,242
Ziff Davis †	849,038	78,332,246
		943,681,508
Transportation – 2.95%
Allegiant Travel †	354,747	29,305,649
Hub Group Class A †	920,539	77,463,357
Sun Country Airlines Holdings †	1,728,500	34,915,700
Werner Enterprises	1,656,112	72,835,806
		214,520,512
Utilities – 2.36%
Black Hills	678,783	48,621,226
NorthWestern	851,779	49,752,411
South Jersey Industries	191,559	6,647,097
Spire	894,575	66,288,008
		171,308,742
Total Common Stocks (cost $5,958,842,050)		7,119,622,130

Short-Term Investments – 2.05%
Money Market Mutual Funds – 2.05%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	37,241,533	37,241,533
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.56%)	37,241,532	37,241,532
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.80%)	37,241,532	37,241,532
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.62%)	37,241,533	37,241,533
Total Short-Term Investments (cost $148,966,130)		148,966,130
Total Value of Securities–99.96% (cost $6,107,808,180)		$7,268,588,260

†	Non-income producing security.

Schedule of investments
Delaware Small Cap Core Fund

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Small Cap Core Fund	November 30, 2022

Assets:
Investments, at value*	$7,268,588,260
Cash	2,033,152
Receivable for fund shares sold	11,810,443
Receivable for securities sold	6,949,964
Dividends and interest receivable	6,905,363
Prepaid expenses	108,558
Other assets	52,780
Total Assets	7,296,448,520
Liabilities:
Payable for fund shares redeemed	13,105,093
Payable for securities purchased	6,255,028
Investment management fees payable to affiliates	3,617,096
Other accrued expenses	1,407,624
Administration expenses payable to affiliates	328,325
Distribution fees payable to affiliates	152,172
Total Liabilities	24,865,338
Total Net Assets	$7,271,583,182

Net Assets Consist of:
Paid-in capital	$5,968,898,174
Total distributable earnings (loss)	1,302,685,008
Total Net Assets	$7,271,583,182

Statement of assets and liabilities
Delaware Small Cap Core Fund

Net Asset Value

Class A:
Net assets	$295,128,105
Shares of beneficial interest outstanding, unlimited authorization, no par	10,845,478
Net asset value per share	$27.21
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$28.87

Class C:
Net assets	$100,444,752
Shares of beneficial interest outstanding, unlimited authorization, no par	4,357,736
Net asset value per share	$23.05

Class R:
Net assets	$34,289,037
Shares of beneficial interest outstanding, unlimited authorization, no par	1,322,195
Net asset value per share	$25.93

Institutional Class:
Net assets	$5,455,486,732
Shares of beneficial interest outstanding, unlimited authorization, no par	194,668,970
Net asset value per share	$28.02

Class R6:
Net assets	$1,386,234,556
Shares of beneficial interest outstanding, unlimited authorization, no par	49,366,464
Net asset value per share	$28.08

* Investments, at cost	$6,107,808,180

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Small Cap Core Fund	Year ended November 30, 2022

Investment Income:
Dividends	$89,971,993
Interest	5,895
89,977,888

Expenses:
Management fees	45,066,893
Distribution expenses — Class A	719,369
Distribution expenses — Class C	1,107,473
Distribution expenses — Class R	185,605
Dividend disbursing and transfer agent fees and expenses	7,929,822
Accounting and administration expenses	1,013,708
Reports and statements to shareholders expenses	683,142
Legal fees	337,357
Trustees’ fees and expenses	279,085
Custodian fees	211,334
Registration fees	146,288
Audit and tax fees	31,773
Other	461,715
58,173,564
Less expenses paid indirectly	(1,280)
Total operating expenses	58,172,284
Net Investment Income (Loss)	31,805,604

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	183,425,714
Net change in unrealized appreciation (depreciation) on investments	(785,793,771)
Net Realized and Unrealized Gain (Loss)	(602,368,057)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(570,562,453)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Small Cap Core Fund

	Year ended
	11/30/22	11/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$31,805,604	$12,923,049
Net realized gain (loss)	183,425,714	451,165,030
Net change in unrealized appreciation (depreciation)	(785,793,771)	1,093,765,440
Net increase (decrease) in net assets resulting from operations	(570,562,453)	1,557,853,519

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(19,265,935)	(1,951,967)
Class C	(9,463,365)	(1,003,028)
Class R	(2,863,111)	(279,913)
Institutional Class	(357,240,198)	(43,768,600)
Class R6	(83,096,087)	(9,588,230)
	(471,928,696)	(56,591,738)

Capital Share Transactions:
Proceeds from shares sold:
Class A	84,786,905	89,418,275
Class C	9,612,206	21,217,790
Class R	7,797,361	9,370,000
Institutional Class	2,089,807,031	1,798,041,672
Class R6	418,220,068	408,195,943

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	17,764,566	1,826,558
Class C	9,319,053	992,647
Class R	2,863,111	279,822
Institutional Class	264,151,848	33,842,749
Class R6	74,281,941	7,093,053
	2,978,604,090	2,370,278,509

	Year ended
	11/30/22	11/30/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(79,054,946)	$(111,587,205)
Class C	(31,092,812)	(35,518,304)
Class R	(14,542,161)	(10,381,099)
Institutional Class	(1,835,591,261)	(1,869,954,254)
Class R6	(261,945,901)	(230,930,548)
	(2,222,227,081)	(2,258,371,410)
Increase in net assets derived from capital share transactions	756,377,009	111,907,099
Net Increase (Decrease) in Net Assets	(286,114,140)	1,613,168,880
Net Assets:
Beginning of year	7,557,697,322	5,944,528,442
End of year	$7,271,583,182	$7,557,697,322

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Small Cap Core Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income (loss) to average net assets
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended
11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
$31.14	$24.79	$23.20	$23.91	$25.74

0.05	(0.02)	0.02	0.03	0.05
(2.05)	6.56	1.99	1.25	0.04
(2.00)	6.54	2.01	1.28	0.09

—	—	(0.04)	(0.02)	—
(1.93)	(0.19)	(0.38)	(1.97)	(1.92)
(1.93)	(0.19)	(0.42)	(1.99)	(1.92)

$27.21	$31.14	$24.79	$23.20	$23.91

(6.87% )	26.50%	8.81%	7.79%	0.44%

$295,128	$312,223	$264,888	$279,872	$288,721
1.05%	1.06%	1.10%	1.10%	1.12%
0.20%	(0.06% )	0.09%	0.15%	0.19%
23%	24%	37%	34%	38%

23

Financial highlights

Delaware Small Cap Core Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment loss to average net assets
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended
11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
$26.86	$21.57	$20.35	$21.38	$23.38

(0.13)	(0.21)	(0.12)	(0.11)	(0.13)
(1.75)	5.69	1.72	1.05	0.05
(1.88)	5.48	1.60	0.94	(0.08)

(1.93)	(0.19)	(0.38)	(1.97)	(1.92)
(1.93)	(0.19)	(0.38)	(1.97)	(1.92)

$23.05	$26.86	$21.57	$20.35	$21.38

(7.57% )	25.54%	8.00%	6.99%	(0.31% )

$100,445	$132,294	$117,251	$139,808	$168,400
1.80%	1.81%	1.85%	1.85%	1.87%
(0.55% )	(0.81% )	(0.66% )	(0.60% )	(0.56% )
23%	24%	37%	34%	38%

25

Financial highlights

Delaware Small Cap Core Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment loss to average net assets
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended
11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
$29.84	$23.82	$22.33	$23.12	$25.01

(0.01)	(0.09)	(0.03)	(0.02)	(0.02)
(1.97)	6.30	1.90	1.20	0.05
(1.98)	6.21	1.87	1.18	0.03

(1.93)	(0.19)	(0.38)	(1.97)	(1.92)
(1.93)	(0.19)	(0.38)	(1.97)	(1.92)

$25.93	$29.84	$23.82	$22.33	$23.12

(7.12% )	26.19%	8.51%	7.55%	0.19%

$34,289	$44,366	$36,065	$27,631	$28,138
1.30%	1.31%	1.35%	1.35%	1.37%
(0.05% )	(0.31% )	(0.16% )	(0.10% )	(0.06% )
23%	24%	37%	34%	38%

27

Financial highlights

Delaware Small Cap Core Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended
11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
$32.00	$25.46	$23.81	$24.50	$26.29

0.13	0.06	0.07	0.09	0.11
(2.12)	6.72	2.06	1.28	0.05
(1.99)	6.78	2.13	1.37	0.16

(0.06)	(0.05)	(0.10)	(0.09)	(0.03)
(1.93)	(0.19)	(0.38)	(1.97)	(1.92)
(1.99)	(0.24)	(0.48)	(2.06)	(1.95)

$28.02	$32.00	$25.46	$23.81	$24.50

(6.65% )	26.80%	9.09%	8.06%	0.69%

$5,455,486	$5,743,601	$4,632,204	$3,888,603	$3,451,251
0.80%	0.81%	0.85%	0.85%	0.87%
0.45%	0.19%	0.34%	0.40%	0.44%
23%	24%	37%	34%	38%

29

Financial highlights

Delaware Small Cap Core Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

30

Year ended
11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
$32.06	$25.51	$23.85	$24.54	$26.32

0.16	0.10	0.10	0.12	0.15
(2.11)	6.72	2.06	1.28	0.05
(1.95)	6.82	2.16	1.40	0.20

(0.10)	(0.08)	(0.12)	(0.12)	(0.06)
(1.93)	(0.19)	(0.38)	(1.97)	(1.92)
(2.03)	(0.27)	(0.50)	(2.09)	(1.98)

$28.08	$32.06	$25.51	$23.85	$24.54

(6.52% )	26.92%	9.24%	8.20%	0.86%

$1,386,235	$1,325,213	$894,120	$677,315	$413,332
0.69%	0.69%	0.71%	0.72%	0.74%
0.57%	0.31%	0.48%	0.53%	0.57%
23%	24%	37%	34%	38%

31

Notes to financial statements
Delaware Small Cap Core Fund	November 30, 2022

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Core Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; or for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase; unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Fund’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair

32

valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended November 30, 2022, and for all open tax years (years ended November 30, 2019–November 30, 2021), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended November 30, 2022, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification

33

Notes to financial statements
Delaware Small Cap Core Fund

1. Significant Accounting Policies (continued)

upon notice of the character of such distributions by the issuer, which are estimated. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on its behalf. DMC may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended November 30, 2022, the Fund paid $221,591 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described

34

above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended November 30, 2022, the Fund paid $774,379 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended November 30, 2022, the Fund paid $175,433 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended November 30, 2022, DDLP earned $22,233 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2022, DDLP received gross CDSC commissions of $290 and $7,638 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

Cross trades for the year ended November 30, 2022 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures

35

Notes to financial statements
Delaware Small Cap Core Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

adopted by the Board. Pursuant to these procedures, for the year ended November 30, 2022, the Fund engaged in Rule 17a-7 securities sales of $7,134,523, resulting in gains of $3,691,920.

3. Investments

For the year ended November 30, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$1,896,797,744
Sales	1,624,268,442

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At November 30, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$6,209,681,692
Aggregate unrealized appreciation of investments	$1,779,550,728
Aggregate unrealized depreciation of investments	(720,644,160)
Net unrealized appreciation of investments	$1,058,906,568

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-

36

corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2022:

	Level 1	Level 3		Total
Securities
Assets:
Common Stocks	$7,119,622,130	$—	[1]	$7,119,622,130
Short-Term Investments	148,966,130	—		148,966,130
Total Value of Securities	$7,268,588,260	$—		$7,268,588,260

[1]	The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investments in this table.

During the year ended November 30, 2022, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2022 and 2021 were as follows:

37

Notes to financial statements
Delaware Small Cap Core Fund

4. Dividend and Distribution Information (continued)

	Year ended
	11/30/22	11/30/21
Ordinary income	$136,339,783	$56,591,738
Long-term capital gains	335,588,913	—
Total	$471,928,696	$56,591,738

5. Components of Net Assets on a Tax Basis

As of November 30, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$5,968,898,174
Undistributed ordinary income	48,390,219
Undistributed long-term capital gains	195,388,221
Net unrealized appreciation on investments and foreign currencies	1,058,906,568
Net assets	$7,271,583,182

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2022, the Fund had no reclassifications.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/22	11/30/21
Shares sold:
Class A	3,137,218	2,992,875
Class C	411,294	818,207
Class R	298,520	326,119
Institutional Class	74,276,643	57,922,579
Class R6	15,017,046	13,510,695

Shares issued upon reinvestment of dividends and distributions:
Class A	606,921	69,530
Class C	373,209	43,499
Class R	102,400	11,091
Institutional Class	8,784,564	1,256,693
Class R6	2,468,659	263,193
	105,476,474	77,214,481

38

	Year ended
	11/30/22	11/30/21

Shares redeemed:
Class A	(2,923,940)	(3,720,796)
Class C	(1,351,858)	(1,372,903)
Class R	(565,527)	(364,335)
Institutional Class	(67,857,366)	(61,643,329)
Class R6	(9,448,694)	(7,501,034)
	(82,147,385)	(74,602,397)
Net increase	23,329,089	2,612,084

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended November 30, 2022 and November 30, 2021, the Fund had the following exchange transactions:

	Exchange Redemptions				Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class R6 Shares	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
Year ended
11/30/22	17,490	9,627	14,309	7,216	18,465	23,670	4,873	$1,304,639
11/30/21	13,780	28,375	1,390,669	2,829	7,614	31,985	1,390,190	44,124,346

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Fund, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

39

Notes to financial statements

Delaware Small Cap Core Fund

7. Line of Credit (continued)

The Fund had no amounts outstanding as of November 30, 2022, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable,

40

on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended November 30, 2022, the Fund had no securities out on loan.

9. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate

41

Notes to financial statements
Delaware Small Cap Core Fund

9. Credit and Market Risk (continued)

holdings during the year ended November 30, 2022. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2022, there were no Rule 144A securities held by the Fund.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to November 30, 2022, that would require recognition or disclosure in the Fund’s financial statements.

42

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V and Shareholders of Delaware Small Cap Core Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Small Cap Core Fund (one of the funds constituting Delaware Group® Equity Funds V, referred to hereafter as the “Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statements of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the five years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 27, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

43

Other Fund information (Unaudited)
Delaware Small Cap Core Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 17-19, 2022, the Program Administrator provided the required written annual report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2021 through March 31, 2022. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

44

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended November 30, 2022, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distribution (Tax Basis)	71.11%
(B) Ordinary Income Distribution (Tax Basis)	28.89%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	55.05%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on the Fund’s ordinary income distributions.

[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended November 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 55.88%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

For the fiscal year ended November 30, 2022, certain interest income paid by the Fund, determined to be Qualified Short-term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the year ended November 30, 2022, the Fund has reported maximum distributions of Qualified Short-Term Capital Gains of $22,756,957.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Small Cap Core Fund (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory

45

Other Fund information (Unaudited)
Delaware Small Cap Core Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL” and together with MIMGL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement, and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity

46

plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods and since inception, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional small-cap core funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile and for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median and for the 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark during the periods under review.

47

Other Fund information (Unaudited)
Delaware Small Cap Core Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service fees.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that, as of March 31, 2022, the Fund’s net assets exceeded its third breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be

48

the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

Form N-PORT and proxy voting information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in

49

Other Fund information (Unaudited)
Delaware Small Cap Core Fund

Form N-PORT and proxy voting information (continued)

the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

50

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie ®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers as of December 31, 2022 with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	127	Macquarie Asset
Management[3]
(2015–Present)
-Global Head of
Macquarie Asset
Management Public
Investments
(2019–Present)
-Head of Americas of
Macquarie Group
(2017–Present)
-Deputy Global Head of
Macquarie Asset
Management
(2017–2019)
-Head of Macquarie
Asset Management
				Americas (2015–2017)	None

51

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	127	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Thomas L. Bennett[4] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	127	Private Investor (2004–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	127	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

52

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	127	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019[5]	127	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

53

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	127	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
FS Credit Real Estate Income
Trust, Inc. (2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

54

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998[5]	127	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven Investments
LLC (commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

55

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019[5]	127	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc.
(2021-Present)
Sera Prognostics Inc.
(biotechnology) (2021-Present)
Recology (resource recovery)
(2021-Present)
Evergy, Inc., Kansas City Power
 & Light Company, KCP&L
Greater Missouri Operations
Company, Westar Energy, Inc.
and Kansas Gas and Electric
Company (related utility
companies) (2018-Present)
National Association of Corporate
Directors (2017-Present)
Ivy Funds Complex (2019-2021)
American Shared Hospital
Services (medical device)
(2017-2021)
Westar Energy (utility)
(2004-2018)

56

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	127	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of National
Association of Corporate
Directors (2021-Present)
Callon Petroleum Company
(2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	127	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

57

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	127	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-Driven
Fund (2013–2021),
and WCM Alternatives: Credit
Event Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–Present)

58

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	127	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)
Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	127	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[6]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	127	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[6]

59

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	127	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds' investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds' investment advisor, principal underwriter, and transfer agent.
[4]	Mr. Bennett retired from the Board effective December 31, 2022 and Mr. Whitford became Chair of the Board effective January 1, 2023.
[5]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[6]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

60

Annual report

US equity mutual fund

Delaware Small Cap Value Fund

November 30, 2022

Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Small Cap Value Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of November 30, 2022, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Small Cap Value Fund	November 30, 2022 (Unaudited)

Performance preview (for the year ended November 30, 2022)
Delaware Small Cap Value Fund (Institutional Class shares)	1-year return	-0.85%
Delaware Small Cap Value Fund (Class A shares)	1-year return	-1.10%
Russell 2000® Value Index (benchmark)	1-year return	-4.75%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Small Cap Value Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks capital appreciation.

Market review

For the fiscal year ended November 30, 2022, while most US equity indices declined, value stocks of all market capitalizations held up better than growth stocks. The Russell 2000® Value Index declined 4.75% whereas its small-cap growth counterpart, the Russell 2000 Growth Index, declined 20.96%. Within mid-caps indices, the Russell Midcap® Value Index declined 1.50% and the Russell Midcap Growth Index declined 21.77%. The strongest-performing US equity index during the period was the larger-cap Russell 1000® Value Index, which advanced 2.42% while the Russell 1000 Growth Index declined 21.64%.

Only the energy, utilities, and consumer staples sectors had positive returns within the Russell 2000 Value Index during the fiscal year. The index’s energy sector was by far its strongest, advancing more than 50%. The basic industry, industrials, and financial services sectors of the benchmark declined less than the Russell 2000 Value Index overall. The weakest-performing sectors in the index were consumer discretionary, transportation, healthcare, technology, and real estate investment trusts (REITs), all of which fell more than 10%.

The US Federal Reserve finally recognized the need to remove monetary accommodation during the Fund’s fiscal year. In March 2022, the Federal Open Market Committee (FOMC) began raising the federal funds rate and continued to do so at each subsequent meeting. By December, the target rate ranged from 4.25% to 4.50%, up from a range of 0% to 0.25% in January. In addition, on June 1, 2022, the FOMC began reducing its holdings of Treasury securities, agency debt, and agency mortgage-backed securities (MBS) to reduce the size of the Fed's balance sheet.

The labor market remained tight during the Fund’s fiscal year, while inflation readings increased at the fastest pace in more than 40 years. The unemployment rate declined from 4.2% in November 2021 to 3.7% in November 2022. For the 12 months ended November 30, 2022, the US Consumer Price Index (CPI) increased 7.1% after peaking at a 9.1% annual rate in June. On an unadjusted basis, the US Producer Price Index (PPI) for final demand prices hit record levels in March, up 11.7% from the previous year. For the fiscal period, the PPI increased 7.4%.

1

Portfolio management review
Delaware Small Cap Value Fund

Within the Fund

For the fiscal year ended November 30, 2022, Delaware Small Cap Value Fund declined, although it outperformed its benchmark, the Russell 2000 Value Index, which declined 4.75%. The Fund’s Institutional Class shares declined 0.85% and Class A shares declined 1.10% at net asset value (NAV), declining 6.79% at maximum offer price. These figures reflect reinvestment of all distributions. For complete annualized performance of Delaware Small Cap Value Fund, please see the table on page 4.

Stock selection and sector positioning contributed to relative outperformance during the Fund’s fiscal year. The Fund’s holdings in the consumer discretionary and technology sectors added to performance. The stock selection and a relative underweight allocation in the healthcare sector also contributed. On the other hand, stock selection in the energy, consumer staples, and basic industry sectors detracted from the Fund’s relative performance.

Patterson-UTI Energy Inc. is one of the largest US land drillers. During the Fund’s fiscal year, Patterson-UTI outperformed its peers during a strong energy market. The company has favorable day rates and a strong backlog. It increased its capital budget as it continued to reactivate rigs due to demand from both public and private oil and gas producers. Patterson-UTI also increased its rig count from 110 in December 2021 to 131 in November 2022. We maintained the Fund’s position in Patterson-UTI, as its free cash flow is expected to increase, and the company continues to repurchase shares and pay a dividend.

Flex Ltd. is an electronics manufacturing services company that designs and develops original design manufacturing (ODM) products for the aerospace, auto, cloud, data communication, defense, digital health, energy, housing, and industrial lighting industries. Shares of Flex outperformed during the Fund’s fiscal year, driven by strength from most end markets, particularly auto, cloud, data communications, and industrial. When Flex reported its most-recent quarterly financial results, management noted that supply constraints had begun to ease. The company increased sales expectations for its fiscal year. We maintained the Fund’s position in Flex as the company is increasing emphasis on business segments with higher margins.

FNB Corp. is a diversified financial services company operating in seven states and the District of Columbia. During the Fund’s fiscal year, the company outperformed its peers in the bank industry while maintaining a discounted valuation. FNB’s loans and deposits increased during the fiscal year helping to drive earnings growth. FNB’s credit quality was better than most peers during the global financial crisis as it operates in certain slower growth geographies. We maintained the Fund’s position in FNB as its asset quality remains favorable and its shares continue to trade at a discounted valuation relative to its peers.

Wolverine World Wide Inc. is a designer, manufacturer, and marketer of a broad line of footwear, including brands such as Keds, Merrell, Saucony, and Sperry Top-Sider. Shares of Wolverine detracted during the Fund’s fiscal year as the company’s revenues and earnings were revised lower. Management attributed ongoing supply chain disruptions and a heightened promotional retail environment to be its challenges for the period. Wolverine’s leverage, inventory, and costs have increased during the Fund’s fiscal year. Due to the deterioration of the company’s

2

fundamentals, we reduced the Fund’s weight in Wolverine during the fiscal year.

In the consumer staples sector, shares of consumer and home products company Spectrum Brands Holdings Inc. underperformed during the fiscal year. On September 8, 2021, Spectrum Brands announced that it had signed an agreement to sell its hardware and home improvement (HHI) business to Assa Abloy AB for $4.3 billion in cash. We believed the transaction would be instrumental in transforming Spectrum Brands into a less cyclical company with a vastly improved balance sheet. In the third quarter of 2022, however, the US Department of Justice announced that it would sue to block the purchase of Spectrum Brands' HHI business. Given the greatly enhanced odds that the deal does not close, we chose to exit the Fund’s position in Spectrum Brands prior to the end of the fiscal year.

Western Alliance Bancorp is a regional bank with branches in Arizona, California, and Nevada. The company also operates several national commercial lending businesses and a national residential mortgage business. During the Fund’s fiscal year, Western Alliance underperformed on concern that higher mortgage rates would reduce the company’s earnings from its residential mortgage business. We have maintained the Fund’s position in the company, which is trading at what we view as a discounted valuation.

Relative to the benchmark, the Fund ended the fiscal year overweight the industrials, basic industry, and technology sectors and underweight the consumer discretionary, healthcare, REIT, and utilities sectors. Sector weightings were similar to the benchmark in the consumer staples, energy, financial services, and transportation sectors at fiscal year end.

Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection and specifically on identifying companies that we believe trade at attractive valuations, generate strong free cash flow, and have the ability to implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction.

3

Performance summary
Delaware Small Cap Value Fund	November 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance1,2 Average annual total returns through November 30, 2022

	1 year	5 year	10 year	Lifetime
Class A (Est. June 24, 1987)
Excluding sales charge	-1.10%	+5.25%	+9.81%	—
Including sales charge	-6.79%	+4.01%	+9.16%	—
Class C (Est. November 29, 1995)
Excluding sales charge	-1.84%	+4.46%	+8.99%	—
Including sales charge	-2.77%	+4.46%	+8.99%	—
Class R (Est. June 2, 2003)
Excluding sales charge	-1.34%	+4.99%	+9.53%	—
Including sales charge	-1.34%	+4.99%	+9.53%	—
Institutional Class (Est. November 9, 1992)
Excluding sales charge	-0.85%	+5.51%	+10.08%	—
Including sales charge	-0.85%	+5.51%	+10.08%	—
Class R6 (Est. May 2, 2016)
Excluding sales charge	-0.69%	+5.69%	—	+9.64%
Including sales charge	-0.69%	+5.69%	—	+9.64%
Russell 2000 Value Index	-4.75%	+5.35%	+9.67%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table.

Expenses for each class are listed in the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are

4

also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The expense ratios below may differ from the expense ratios in the "Financial highlights" since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in "Notes to financial statements" for additional details.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.11%	1.86%	1.36%	0.86%	0.69%
Net expenses (including fee waivers, if any)	1.11%	1.86%	1.36%	0.86%	0.69%
Type of waiver	n/a	n/a	n/a	n/a	n/a

5

Performance summary
Delaware Small Cap Value Fund

Performance of a $10,000 investment1

For the period November 30, 2012 through November 30, 2022

	Starting value	Ending value
Delaware Small Cap Value Fund — Institutional Class shares	$10,000	$26,135
Russell 2000 Value Index	$10,000	$25,160
Delaware Small Cap Value Fund — Class A shares	$9,425	$24,021

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on November 30, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5.

Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 2000 Value Index as of November 30, 2012. The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap Value Index, mentioned on page 1, measures the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap Growth Index, mentioned on page 1, measures the performance of the mid-cap growth segment of the US equity

6

universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index, mentioned on page 1, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap Growth Index, mentioned on page 1, measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The US Consumer Price Index (CPI), mentioned on page 1, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

The Producer Price Index (PPI), mentioned on page 1, measures the average change over time in the selling price of goods and services sold by domestic producers for their output. The prices included in the PPI are from the first commercial transaction for many products and some services.

Index performance returns do not reflect any management fees, transaction costs, or expenses.

Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEVLX	246097109
Class C	DEVCX	246097406
Class R	DVLRX	246097505
Institutional Class	DEVIX	246097208
Class R6	DVZRX	24610B818

7

Disclosure of Fund expenses
For the six-month period from June 1, 2022 to November 30, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2022 to November 30, 2022.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

8

Delaware Small Cap Value Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Annualized Expense Ratio	Expenses Paid During Period 6/1/22 to 11/30/22*
Actual Fund return†
Class A	$1,000.00	$1,001.40	1.09%	$5.47
Class C	1,000.00	997.70	1.85%	9.26
Class R	1,000.00	1,000.30	1.35%	6.77
Institutional Class	1,000.00	1,002.70	0.84%	4.22
Class R6	1,000.00	1,003.40	0.70%	3.52
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.60	1.09%	$5.52
Class C	1,000.00	1,015.79	1.85%	9.35
Class R	1,000.00	1,018.30	1.35%	6.83
Institutional Class	1,000.00	1,020.86	0.84%	4.26
Class R6	1,000.00	1,021.56	0.70%	3.55

*	“Expenses Paid During Period” are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

9

Security type / sector allocations and top 10 equity holdings
Delaware Small Cap Value Fund	As of November 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Common Stocks ♦	97.40%
Basic Industry	7.69%
Consumer Discretionary	10.74%
Consumer Staples	2.91%
Energy	7.05%
Financial Services*	28.51%
Healthcare	3.64%
Industrials	13.52%
Real Estate Investment Trusts	7.54%
Technology	9.78%
Transportation	2.24%
Utilities	3.78%
Short-Term Investments	2.63%
Total Value of Securities	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

♦	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financial Services sector consisted of banks, diversified financial services, and insurance. As of November 30, 2022, such amounts, as a percentage of total net assets were 19.89%, 2.69%, and 5.93%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Financial Services sector for financial reporting purposes may exceed 25%.

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Webster Financial	2.59%
East West Bancorp	2.57%
Hancock Whitney	2.33%
MasTec	2.26%
Stifel Financial	2.21%
Atkore	1.98%
WESCO International	1.89%
FNB	1.87%
Umpqua Holdings	1.69%
Altra Industrial Motion	1.69%

11

Schedule of investments
Delaware Small Cap Value Fund	November 30, 2022

	Number of shares	Value (US $)
Common Stocks — 97.40% ♦
Basic Industry — 7.69%
Arconic †	1,893,700	$45,126,871
Ashland	429,200	48,014,604
Avient	1,029,700	35,637,917
Berry Global Group	1,605,310	94,071,166
HB Fuller	885,500	71,114,505
Huntsman	2,208,000	61,338,240
Louisiana-Pacific	1,540,800	98,303,040
Summit Materials Class A †	1,164,400	35,269,676
		488,876,019
Consumer Discretionary — 10.74%
Acushnet Holdings	970,172	44,094,317
Adient †	1,568,000	61,057,920
Barnes Group	1,356,300	57,764,817
Choice Hotels International	359,200	44,260,624
Columbia Sportswear	619,300	55,483,087
Cracker Barrel Old Country Store	382,000	43,853,600
Group 1 Automotive	316,500	61,192,110
KB Home	1,352,000	42,439,280
Meritage Homes †	615,900	53,219,919
Nexstar Media Group	280,700	53,209,492
Steven Madden	1,298,325	44,844,146
Texas Roadhouse	557,350	55,356,002
UniFirst	330,400	64,018,304
Wolverine World Wide	217,305	2,433,816
		683,227,434
Consumer Staples — 2.91%
Flowers Foods	1,514,500	45,510,725
J & J Snack Foods	444,100	72,841,282
Performance Food Group †	1,100,022	67,079,342
		185,431,349
Energy — 7.05%
CNX Resources †	4,594,350	79,803,859
Delek US Holdings	1,035,150	32,068,947
Magnolia Oil & Gas Class A	3,710,600	96,772,448
Matador Resources	1,133,950	75,248,922
Murphy Oil	1,844,000	87,036,800
Patterson-UTI Energy	4,326,400	77,658,880
		448,589,856

12

	Number of shares	Value (US $)
Common Stocks ♦ (continued)
Financial Services — 28.51%
American Equity Investment Life Holding	1,890,000	$76,563,900
Bank of NT Butterfield & Son	1,126,300	39,195,240
Bread Financial Holdings	757,600	31,084,328
East West Bancorp	2,331,323	163,682,188
Essent Group	1,154,900	46,299,941
First Financial Bancorp	2,600,900	68,741,787
First Interstate BancSystem Class A	1,472,022	64,209,600
FNB	8,441,600	119,026,560
Hancock Whitney	2,703,800	148,276,392
Hanover Insurance Group	596,800	87,908,640
Hope Bancorp	3,052,740	41,578,319
Kemper	579,800	33,002,216
Metropolitan Bank Holding †	515,705	32,767,896
Sandy Spring Bancorp	801,400	27,904,748
Selective Insurance Group	1,000,806	96,197,473
Stewart Information Services	839,600	37,160,696
Stifel Financial	2,185,450	140,415,162
Synovus Financial	2,001,100	84,306,343
Umpqua Holdings	5,304,400	107,520,188
Valley National Bancorp	7,595,900	96,164,094
Webster Financial	3,035,660	164,957,764
Western Alliance Bancorp	1,556,800	106,703,072
		1,813,666,547
Healthcare — 3.64%
Avanos Medical †	1,076,021	28,944,965
Integer Holdings †	716,600	53,257,712
Integra LifeSciences
Holdings †	1,242,500	68,262,950
NuVasive †	797,862	30,988,960
Service Corp. International	697,100	49,807,795
		231,262,382
Industrials — 13.52%
Altra Industrial Motion	1,827,643	107,136,433
Atkore †	1,031,100	125,948,865
CACI International Class A †	207,100	64,677,330
H&E Equipment Services	965,300	40,475,029
ITT	1,102,030	93,143,576
KBR	1,219,372	63,004,951
MasTec †	1,584,529	143,922,769
Regal Rexnord	421,739	55,294,200

13

Schedule of investments
Delaware Small Cap Value Fund

	Number of shares	Value (US $)
Common Stocks ♦ (continued)
Industrials (continued)
WESCO International †	933,500	$120,346,820
Zurn Elkay Water Solutions	1,904,400	46,105,524
		860,055,497
Real Estate Investment Trusts — 7.54%
Independence Realty Trust	2,534,140	45,918,617
Kite Realty Group Trust	2,735,914	62,378,839
Life Storage	503,500	54,121,215
LXP Industrial Trust	4,373,500	47,058,860
National Health Investors	914,900	51,472,274
Outfront Media	3,122,000	57,101,380
RPT Realty	2,707,889	30,328,357
Spirit Realty Capital	1,680,300	69,598,026
Summit Hotel Properties	3,468,700	29,657,385
Tricon Residential	3,720,700	31,886,399
		479,521,352
Technology — 9.78%
Cirrus Logic †	717,100	53,574,541
Concentrix	325,400	39,822,452
Diodes †	689,000	63,546,470
Flex †	4,671,010	102,668,800
NCR †	1,111,158	26,523,341
NetScout Systems †	1,477,906	55,096,336
Power Integrations	667,200	53,696,256
TD SYNNEX	536,800	54,914,640
Tower Semiconductor †	682,700	30,427,939
TTM Technologies †	4,101,302	65,907,923
Viavi Solutions †	3,533,000	40,028,890
Vishay Intertechnology	1,573,000	36,241,920
		622,449,508
Transportation — 2.24%
Kirby †	632,600	44,149,154
Saia †	113,350	27,610,926
Werner Enterprises	1,602,200	70,464,756
		142,224,836
Utilities — 3.78%
ALLETE	820,000	54,284,000
Black Hills	1,117,390	80,038,646
OGE Energy	1,447,200	58,553,712

14

	Number of shares	Value (US $)
Common Stocks ♦ (continued)
Utilities (continued)
Southwest Gas Holdings	692,400	$47,401,704
		240,278,062
Total Common Stocks (cost $4,082,875,626)		6,195,582,842

Short-Term Investments — 2.63%
Money Market Mutual Funds — 2.63%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 3.55%)	41,817,496	41,817,496
Fidelity Investments Money Market Government Portfolio - Class I (seven-day effective yield 3.56%)	41,817,495	41,817,495
Goldman Sachs Financial Square Government Fund - Institutional Shares (seven-day effective yield 3.80%)	41,817,495	41,817,495
Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Class (seven-day effective yield 3.62%)	41,817,496	41,817,496
Total Short-Term Investments (cost $167,269,982)		167,269,982
Total Value of Securities—100.03% (cost $4,250,145,608)		$6,362,852,824

◆	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

15

Statement of assets and liabilities
Delaware Small Cap Value Fund	November 30, 2022

Assets:
Investments, at value*	$6,362,852,824
Receivable for fund shares sold	11,548,946
Dividends and interest receivable	9,351,066
Receivable for securities sold	8,424,565
Prepaid expenses	19,937
Foreign tax reclaims receivable	7,799
Other assets	47,973
Total Assets	6,392,253,110
Liabilities:
Payable for fund shares redeemed	15,895,926
Payable for securities purchased	8,778,955
Investment management fees payable to affiliates	3,198,026
Other accrued expenses	2,767,151
Administration expenses payable to affiliates	271,136
Distribution fees payable to affiliates	227,746
Total Liabilities	31,138,940
Total Net Assets	$6,361,114,170

Net Assets Consist of:
Paid-in capital	$4,024,191,757
Total distributable earnings (loss)	2,336,922,413
Total Net Assets	$6,361,114,170

16

Net Asset Value

Class A:
Net assets	$896,354,783
Shares of beneficial interest outstanding, unlimited authorization, no par	12,563,391
Net asset value per share	$71.35
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$75.70

Class C:
Net assets	$39,409,215
Shares of beneficial interest outstanding, unlimited authorization, no par	699,233
Net asset value per share	$56.36

Class R:
Net assets	$43,983,636
Shares of beneficial interest outstanding, unlimited authorization, no par	639,814
Net asset value per share	$68.74

Institutional Class:
Net assets	$3,833,424,875
Shares of beneficial interest outstanding, unlimited authorization, no par	50,341,328
Net asset value per share	$76.15

Class R6:
Net assets	$1,547,941,661
Shares of beneficial interest outstanding, unlimited authorization, no par	20,265,362
Net asset value per share	$76.38

*Investments, at cost	$4,250,145,608

17

Statement of operations
Delaware Small Cap Value Fund	Year ended November 30, 2022

Investment Income:
Dividends	$112,395,968
Interest	39
Foreign tax withheld	(11,699)
112,384,308

Expenses:
Management fees	39,976,109
Distribution expenses — Class A	2,310,040
Distribution expenses — Class C	450,717
Distribution expenses — Class R	238,317
Dividend disbursing and transfer agent fees and expenses	8,852,196
Accounting and administration expenses	882,904
Reports and statements to shareholders expenses	790,116
Trustees’ fees and expenses	316,412
Legal fees	291,014
Custodian fees	167,210
Registration fees	79,943
Audit and tax fees	32,106
Other	433,775
54,820,859
Less expenses paid indirectly	(2,318)
Total operating expenses	54,818,541
Net Investment Income (Loss)	57,565,767
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	197,937,802
Net change in unrealized appreciation (depreciation) on investments	(312,047,509)
Net Realized and Unrealized Gain (Loss)	(114,109,707)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(56,543,940)

18

Statements of changes in net assets
Delaware Small Cap Value Fund

	Year ended
	11/30/22	11/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$57,565,767	$38,381,921
Net realized gain (loss)	197,937,802	300,690,716
Net change in unrealized appreciation (depreciation)	(312,047,509)	1,371,417,516
Net increase (decrease) in net assets resulting from operations	(56,543,940)	1,710,490,153

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(45,458,396)	(4,041,420)
Class C	(2,658,184)	(68,123)
Class R	(2,387,422)	(221,432)
Institutional Class	(174,740,155)	(28,075,733)
Class R6	(72,885,947)	(9,897,320)
	(298,130,104)	(42,304,028)
Capital Share Transactions:
Proceeds from shares sold:
Class A	115,735,281	248,099,098
Class C	5,387,882	14,387,495
Class R	8,181,846	18,583,571
Institutional Class	873,821,014	1,046,374,208
Class R6	435,711,124	748,398,598
Net assets from merger:[1]
Class A	—	263,274,700
Institutional Class	—	2,421,400
Class R6	—	268,290
Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	45,074,335	3,975,321
Class C	2,654,661	67,426
Class R	2,387,422	221,408
Institutional Class	165,309,317	26,608,971
Class R6	71,157,932	9,612,283
	1,725,420,814	2,382,292,769

19

Statements of changes in net assets
Delaware Small Cap Value Fund

	Year ended
	11/30/22	11/30/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(224,410,436)	$(251,060,887)
Class C	(15,832,017)	(24,586,224)
Class R	(17,922,778)	(23,100,566)
Institutional Class	(949,611,398)	(1,325,435,282)
Class R6	(485,353,212)	(428,438,058)
	(1,693,129,841)	(2,052,621,017)
Increase in net assets derived from capital share
transactions	32,290,973	329,671,752
Net Increase (Decrease) in Net Assets	(322,383,071)	1,997,857,877

Net Assets:
Beginning of year	6,683,497,241	4,685,639,364
End of year	$6,361,114,170	$6,683,497,241

[1]	See Note 7.

See accompanying notes, which are an integral part of the financial statements.

20

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Financial highlights

Delaware Small Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
$75.49	$55.68	$61.58	$61.81	$67.13

0.47	0.28	0.39	0.52	0.37
(1.23)	19.94	(3.67)	3.63	(4.81)
(0.76)	20.22	(3.28)	4.15	(4.44)

(0.28)	(0.41)	(0.58)	(0.42)	(0.27)
(3.10)	—	(2.04)	(3.96)	(0.61)
(3.38)	(0.41)	(2.62)	(4.38)	(0.88)

$71.35	$75.49	$55.68	$61.58	$61.81

(1.10% )	36.52%	(5.70% )	8.69%	(6.70% )

$896,355	$1,016,518	$551,442	$637,146	$733,864
1.11%	1.11%	1.14%	1.15%	1.15%
0.67%	0.38%	0.80%	0.90%	0.56%
19%	14%	23%	18%	18%

Financial highlights

Delaware Small Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income (loss) to average net assets
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
$60.49	$44.71	$49.95	$50.96	$55.65

(0.05)	(0.21)	0.02	0.07	(0.10)
(0.98)	16.06	(3.00)	2.88	(3.98)
(1.03)	15.85	(2.98)	2.95	(4.08)

—	(0.07)	(0.22)	—	—
(3.10)	—	(2.04)	(3.96)	(0.61)
(3.10)	(0.07)	(2.26)	(3.96)	(0.61)

$56.36	$60.49	$44.71	$49.95	$50.96

(1.84% )	35.48%	(6.38% )	7.88%	(7.41% )

$39,409	$51,078	$46,463	$69,109	$74,828
1.86%	1.86%	1.89%	1.90%	1.90%
(0.08% )	(0.37% )	0.05%	0.15%	(0.19% )
19%	14%	23%	18%	18%

Financial highlights

Delaware Small Cap Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
$72.83	$53.74	$59.52	$59.86	$65.05

0.28	0.09	0.26	0.36	0.20
(1.20)	19.28	(3.56)	3.52	(4.66)
(0.92)	19.37	(3.30)	3.88	(4.46)

(0.07)	(0.28)	(0.44)	(0.26)	(0.12)
(3.10)	—	(2.04)	(3.96)	(0.61)
(3.17)	(0.28)	(2.48)	(4.22)	(0.73)

$68.74	$72.83	$53.74	$59.52	$59.86

(1.34% )	36.18%	(5.92% )	8.42%	(6.92% )

$43,983	$54,481	$43,823	$55,697	$62,791
1.36%	1.36%	1.39%	1.40%	1.40%
0.42%	0.13%	0.55%	0.65%	0.31%
19%	14%	23%	18%	18%

Financial highlights

Delaware Small Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
$80.31	$59.19	$65.28	$65.29	$70.83

0.68	0.48	0.55	0.70	0.57
(1.30)	21.18	(3.86)	3.86	(5.08)
(0.62)	21.66	(3.31)	4.56	(4.51)

(0.44)	(0.54)	(0.74)	(0.61)	(0.42)
(3.10)	—	(2.04)	(3.96)	(0.61)
(3.54)	(0.54)	(2.78)	(4.57)	(1.03)

$76.15	$80.31	$59.19	$65.28	$65.29

(0.85% )	36.84%	(5.43% )	8.95%	(6.46% )

$3,833,425	$3,958,855	$3,115,293	$2,955,897	$2,731,344
0.86%	0.86%	0.89%	0.90%	0.90%
0.92%	0.63%	1.05%	1.15%	0.81%
19%	14%	23%	18%	18%

Financial highlights

Delaware Small Cap Value Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income to average net assets
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
$80.53	$59.32	$65.41	$65.41	$70.95

0.81	0.61	0.64	0.81	0.69
(1.31)	21.21	(3.85)	3.85	(5.08)
(0.50)	21.82	(3.21)	4.66	(4.39)

(0.55)	(0.61)	(0.84)	(0.70)	(0.54)
(3.10)	—	(2.04)	(3.96)	(0.61)
(3.65)	(0.61)	(2.88)	(4.66)	(1.15)

$76.38	$80.53	$59.32	$65.41	$65.41

(0.69% )	37.08%	(5.28% )	9.14%	(6.29% )

$1,547,942	$1,602,565	$928,618	$605,623	$394,064
0.70%	0.69%	0.72%	0.72%	0.72%
1.08%	0.80%	1.22%	1.33%	0.99%
19%	14%	23%	18%	18%

Notes to financial statements

Delaware Small Cap Value Fund	November 30, 2022

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; or for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase; unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Openend investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Fund’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended November 30, 2022, and for all open tax years (years ended November 30, 2019–November 30, 2021), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended November 30, 2022, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Underlying Funds — The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund may invest include ETFs. The Fund will indirectly bear the investment management fees and other expenses of any Underlying Funds.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income

Notes to financial statements

Delaware Small Cap Value Fund

1. Significant Accounting Policies (continued)

is recorded on the accrual basis. Income and capital gain distributions from any Underlying Funds in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on its behalf. DMC may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended November 30, 2022, the Fund paid $196,493 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended November 30, 2022, the Fund paid $785,474 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Class R6 and Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended November 30, 2022, the Fund paid $155,973 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended November 30, 2022, DDLP earned $44,729 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2022, DDLP received gross CDSC commissions of $2,589 and $4,340 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

Notes to financial statements

Delaware Small Cap Value Fund

3. Investments

For the year ended November 30, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$1,154,372,813
Sales	1,431,491,749

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At November 30, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$4,270,812,661
Aggregate unrealized appreciation of investments	$2,234,576,018
Aggregate unrealized depreciation of investments	(142,535,855)
Net unrealized appreciation of investments	$2,092,040,163

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2022:

Level 1
Securities
Assets:
Common Stocks	$6,195,582,842
Short-Term Investments	167,269,982
Total Value of Securities	$6,362,852,824

During the year ended November 30, 2022, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. During the year ended November 30, 2022, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2022 and 2021 were as follows:

	Year ended
	11/30/22	11/30/21
Ordinary income	$40,636,940	$42,304,028
Long-term capital gains	257,493,164	—
Total	$298,130,104	$42,304,028

Notes to financial statements

Delaware Small Cap Value Fund

5. Components of Net Assets on a Tax Basis

As of November 30, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$4,024,191,757
Undistributed ordinary income	48,752,759
Undistributed long-term capital gains	196,129,491
Net unrealized appreciation on investments and foreign currencies	2,092,040,163
Net assets	$6,361,114,170

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2022, the Fund had no reclassifications.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/22	11/30/21
Shares sold:
Class A	1,641,008	3,474,425
Class C	93,505	247,169
Class R	119,924	267,971
Institutional Class	11,590,777	13,773,855
Class R6	5,858,329	9,815,380
Shares from merger:[1]
Class A	—	3,572,733
Institutional Class	—	30,921
Class R6	—	3,419
Shares issued upon reinvestment of dividends and distributions:
Class A	618,304	67,207
Class C	45,770	1,413
Class R	33,912	3,871
Institutional Class	2,129,726	423,912
Class R6	915,332	152,940
	23,046,587	31,835,216

	Year ended
	11/30/22	11/30/21
Shares redeemed:
Class A	(3,161,057)	(3,552,435)
Class C	(284,423)	(443,477)
Class R	(262,075)	(339,226)
Institutional Class	(12,672,743)	(17,571,312)
Class R6	(6,407,440)	(5,726,210)
	(22,787,738)	(27,632,660)
Net increase	258,849	4,202,556

[1]	See Note 7.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended November 30, 2022 and November 30, 2021, the Fund had the following exchange transactions:

	Exchange Redemptions				Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class R6 Shares	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
Year ended
11/30/22	49,645	2,376	156,367	—	2,071	46,540	155,881	$15,408,687
11/30/21	52,996	9,112	3,561,720	42,700	7,665	81,120	3,564,685	287,811,324

7. Reorganization

On February 24, 2021, the Board approved a proposal to reorganize (the “Reorganization”) Delaware Special Situations Fund (the “Acquired Fund”), a series of Delaware Group® Equity Funds IV, with and into Delaware Small Cap Value Fund (the “Acquiring Fund”), a series of the Trust. Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Fund were acquired by the Acquiring Fund, and (ii) the Trust, on behalf of the Acquiring Fund, assumed the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund. In accordance with the Plan, the Acquired Fund liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Fund to own shares of the Acquiring Fund, a fund with a similar investment objective and style as, and potentially lower net expenses than the Acquired Fund. The Reorganization was accomplished by a tax-free exchange of shares on July 9, 2021. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Notes to financial statements

Delaware Small Cap Value Fund

7. Reorganization (continued)

The share transactions associated with the Reorganization are as follows:

	Acquired Fund Net Assets	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Acquiring Fund Net Assets	Conversion Ratio
	Delaware Special Situations Fund		Delaware Small Cap Value Fund
Class A	$263,274,700	9,535,508	3,572,733	$787,782,148	0.3747
Institutional Class	2,421,400	85,380	30,921	4,144,979,722	0.3622
Class R6	268,290	9,355	3,419	1,299,571,877	0.3655

The net assets of the Acquiring Fund before the Reorganization were $6,341,614,884. The net assets of the Acquiring Fund immediately following the Reorganization were $6,607,579,274.

Assuming the Reorganization had been completed on December 1, 2020, the Acquiring Fund’s pro forma results of operations for the year ended November 30, 2021, would have been as follows:

Net investment income	$38,807,672
Net realized gain on investments	321,924,803
Net change in unrealized appreciation (depreciation)	1,513,591,568
Net increase in net assets resulting from operations	$1,874,324,043

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since the Reorganization was consummated on July 9, 2021.

8. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Fund, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Fund had no amounts outstanding as of November 30, 2022, or at any time during the year then ended.

9. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (noncash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and

Notes to financial statements

Delaware Small Cap Value Fund

9. Securities Lending (continued)

provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended November 30, 2022, the Fund had no securities out on loan.

10. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

The Fund invests in growth stocks (such as those in the financial services sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2022. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2022, there were no Rule 144A securities held by the Fund.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to November 30, 2022, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V and Shareholders of Delaware Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Small Cap Value Fund (one of the funds constituting Delaware Group® Equity Funds V, referred to hereafter as the “Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statements of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the five years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 27, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)

Delaware Small Cap Value Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 17-19, 2022, the Program Administrator provided the required written annual report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2021 through March 31, 2022. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

Other Fund information (Unaudited)

Delaware Small Cap Value Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended November 30, 2022, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distribution (Tax Basis)	86.37%
(B) Ordinary Income Distribution (Tax Basis)*	13.63%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on the Fund’s ordinary income distributions.

1 Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended November 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 100.00%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV, as applicable.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Small Cap Value Fund (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL” and together with MIMGL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement, and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio managers. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the

Other Fund information (Unaudited)

Delaware Small Cap Value Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods and since inception, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional small-cap value funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and slightly underperformed its benchmark index for the 10-year period. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark during the periods under review.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service fees.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that, as of March 31, 2022, the Fund’s net assets exceeded its third breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such

Other Fund information (Unaudited)

Delaware Small Cap Value Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

Form N-PORT and proxy voting information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers as of December 31, 2022 with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	127	Macquarie Asset Management[3] (2015-Present)
-Global Head of Macquarie Asset Management Public Investments
(2019-Present)
-Head of Americas of Macquarie Group
(2017-Present)
-Deputy Global Head of Macquarie Asset Management
(2017-2019)
-Head of Macquarie Asset Management Americas
				(2015-2017)	None

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	127	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Thomas L. Bennett[4] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	127	Private Investor (2004-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	127	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011-2013)	Banco Santander International (2016-2019) Santander Bank, N.A. (2016-2019)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	127	Private Investor (2011-Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019[5]	127	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015-Present) PatientsVoices, Inc. (2018-Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	127	Drexel University-President (2010-Present)	Federal Reserve Bank of Philadelphia
(2020-Present)
FS Credit Real Estate Income Trust, Inc.
(2018-Present)
vTv Therapeutics Inc.
(2017-Present)
Community Health Systems
(2004-Present)
Drexel Morgan & Co.
(2015-2019)

54

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998[5]	127	University of Oklahoma –President
(2020-Present)
-Interim President (2019-2020) -Vice President and Dean, College of Law
(2010-2019)
Brookhaven Investments LLC (commercial enterprises) -Managing Member
(2019-Present)
St. Clair, LLC (commercial enterprises) -Managing Member
				(2019-Present)	OU Medicine, Inc. (2020-Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007-Present) Ivy Funds Complex (1998-2021)

55

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Sandra A. J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019[5]	127	Children’s Mercy Hospitals and Clinics (2005-2019) -Chief Administrative Officer (2016-2019)	Brixmor Property Group Inc.
(2021-Present)
Sera Prognostics Inc. (biotechnology)
(2021-Present)
Recology (resource recovery)
(2021-Present)
Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies)
(2018-Present)
National Association of Corporate Directors
(2017-Present)
Ivy Funds Complex
(2019-2021)
American Shared Hospital Services (medical device)
(2017-2021)
Westar Energy (utility)
(2004-2018)

56

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	127	Banco Itaú International-Chief Executive Officer (2012-2016)	Florida Chapter of National Association of Corporate Directors
(2021-Present)
Callon Petroleum Company
(2019-Present)
Camden Property Trust (2011-Present) New Senior Investment Group Inc. (2021) Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	127	PNC Financial Services Group (1983-2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014-2022) HSBC North America Holdings Inc. (2013-2022) HSBC Finance Corporation (2013-2018)

57

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	127	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009-Present)	The Merger Fund
(2013-2021),
The Merger Fund VL
(2013-2021),
WCM Alternatives: Event-Driven Fund
(2013-2021),
and WCM Alternatives: Credit Event Fund
(2017-2021)
Grange Insurance
(2013-Present)
H&R Block Corporation
(2008-Present)

58

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	127	3M Company (1995-2012) -Vice President and Treasurer (2006-2012)	Okabena Company (2009-2017)
Officers
David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	127	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[6]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	127	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[6]

59

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	127	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.

4 Mr. Bennett retired from the Board effective December 31, 2022 and Mr. Whitford became Chair of the Board effective January 1, 2023.

5 Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.

6 David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

60

Delaware Funds by Macquarie® privacy practices notice

We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.

Information we may collect and use

We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:

● Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, your financial account information, and your financial history.

● Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.

● Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.

● Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.

How we use your personal information

We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators; broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.

This page is not part of the annual report.	i

Delaware Funds by Macquarie® privacy practices notice

We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.

Security of information

Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM, through its entities, operates as a full-service asset manager offering a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposittaking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

This privacy practices notice is being provided on behalf of the following:

Central Park Advisers, LLC

Central Park Fund Administration, LLC

Central Park Group Activist Fund, LLC

Central Park Group AlpInvest Co-Investment Fund VII, LLC

Central Park Group Carlyle Equity Opportunity Fund II, LLC

Central Park Group Carlyle Equity Opportunity Fund, LLC

Central Park Group Carlyle Fund, LLC

Central Park Group Global Private Equity Fund, LLC

Central Park Group KKR Americas Fund XII, LLC

Central Park Group Lighthouse Global Long/Short Fund, LLC

Central Park Group Manager Alliance Fund II, LLC

Central Park Group Manager Alliance Fund, LLC

Central Park Group Real Estate Opportunity Fund, LLC

Central Park Group WP Energy, LLC

Central Park Group WP Global Growth, LLC

Central Park Group WP Private Equity XI, LLC

Central Park Group WP Private Equity XII, LLC

Central Park Group, LLC

CPG Brookfield Opportunistic Real Estate, LLC

CPG Carlyle Commitments Fund, LLC

CPG Carlyle Commitments Master Fund, LLC

CPG Cooper Square International Equity, LLC

CPG Focused Access Fund, LLC

CPG Vintage Access Fund II, LLC

CPG Vintage Access Fund III, LLC

ii	This page is not part of the annual report.

CPG Vintage Access Fund IV, LLC

CPG Vintage Access Fund V, LLC

CPG Vintage Access Fund, LLC

Delaware Capital Management

Delaware Capital Management Advisers, Inc.

Delaware Distributors, Inc.

Delaware Distributors, L.P.

Delaware Funds by Macquarie

Delaware Enhanced Global Dividend and Income Fund

Delaware Group® Adviser Funds

Delaware Group Cash Reserve

Delaware Group Equity Funds I

Delaware Group Equity Funds II

Delaware Group Equity Funds IV

Delaware Group Equity Funds V

Delaware Group Foundation Funds

Delaware Group Global & International Funds

Delaware Group Government Fund

Delaware Group Income Funds

Delaware Group Limited-Term Government Funds

Delaware Group State Tax-Free Income Trust

Delaware Group Tax-Free Fund

Delaware Investments Dividend and Income Fund, Inc.

Delaware Investments National Municipal Income Fund

Delaware Ivy High Income Opportunities Fund

Delaware Pooled® Trust

Delaware VIP® Trust

Ivy Funds

Ivy Variable Insurance Portfolios

Voyageur Insured Funds

Voyageur Intermediate Tax Free Funds

Voyageur Mutual Funds

Voyageur Mutual Funds II

Voyageur Mutual Funds III

Voyageur Tax Free Funds

Delaware Investments Advisers Partner, Inc.

Delaware Investments Distribution Partner, Inc.

Delaware Investments Fund Advisers

Delaware Investments Fund Services Company

Delaware Investments Management Company, LLC

Delaware Management Company

Delaware Management Trust Company

Delaware Service Company, Inc.

Ivy Distributors, Inc.

Ivy Investment Management Company

Macquarie Alternative Strategies

Macquarie Asset Advisers

Macquarie International Small Cap Equity Fund, LLC

Macquarie Emerging Markets Small Cap Fund, LLC

Macquarie Emerging Markets Debt Select Opportunities Fund, Ltd.

Macquarie Emerging Markets Debt Select Opportunities Master Fund, Ltd.

Macquarie Emerging Markets Debt Select Opportunities Fund, LLC

Macquarie Funds Management Hong Kong Limited

Macquarie Global Infrastructure Total Return Fund Inc.

Macquarie Investment Management Advisers

Macquarie Investment Management Austria Kapitalanlage AG

Macquarie Investment Management Business Trust

Macquarie Investment Management Europe Limited

Macquarie Investment Management Europe S.A.

Macquarie Investment Management General Partner, Inc.

Macquarie Investment Management Global Limited

Macquarie Multi-Cap Growth Fund, LP

Macquarie Real Estate Absolute Return Partners, Inc.

Macquarie Total Return Fund Inc.

Optimum Fund Trust

Revised June 2022

This page is not part of the annual report.	iii

Delaware Funds by Macquarie®

Equity funds

US equity funds

●	Delaware Equity Income Fund
●	Delaware Growth and Income Fund
●	Delaware Ivy Accumulative Fund
●	Delaware Ivy Core Equity Fund
●	Delaware Ivy Large Cap Growth Fund
●	Delaware Ivy Mid Cap Growth Fund
●	Delaware Ivy Mid Cap Income Opportunities Fund
●	Delaware Ivy Smid Cap Core Fund (formerly, Delaware Ivy Small Cap Core Fund)
●	Delaware Ivy Small Cap Growth Fund
●	Delaware Ivy Value Fund
●	Delaware Mid Cap Value Fund
●	Delaware Opportunity Fund
●	Delaware Select Growth Fund
●	Delaware Small Cap Core Fund*
●	Delaware Small Cap Growth Fund
●	Delaware Small Cap Value Fund
●	Delaware Smid Cap Growth Fund
●	Delaware Sustainable Equity Income Fund (formerly, Delaware Ivy S&P 500 Dividend Aristocrats Index Fund)*
●	Delaware Value® Fund

Global / international equity funds

●	Delaware Emerging Markets Fund
●	Delaware Global Equity Fund
●	Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)
●	Delaware International Small Cap Fund
●	Delaware International Value Equity Fund
●	Delaware Ivy Global Growth Fund
●	Delaware Ivy International Core Equity Fund
●	Delaware Ivy International Small Cap Fund
●	Delaware Ivy International Value Fund
●	Delaware Ivy Managed International Opportunities Fund
●	Delaware Ivy Systematic Emerging Markets Equity Fund (formerly, Delaware Ivy Emerging Markets Equity Fund)

Alternative / specialty funds

●	Delaware Climate Solutions Fund (formerly, Delaware Ivy Energy Fund)
●	Delaware Covered Call Strategy Fund
●	Delaware Global Real Estate Fund (formerly, Delaware Ivy LaSalle Global Real Estate Fund)
●	Delaware Healthcare Fund
●	Delaware Hedged U.S. Equity Opportunities Fund
●	Delaware Ivy Natural Resources Fund
●	Delaware Ivy Science and Technology Fund
●	Delaware Premium Income Fund
●	Delaware Real Estate Securities Fund (formerly, Delaware Ivy Securian Real Estate Securities Fund)

Multi-asset funds

●	Delaware Global Listed Real Assets Fund
●	Delaware Ivy Asset Strategy Fund
●	Delaware Ivy Balanced Fund
●	Delaware Ivy Multi-Asset Income Fund (formerly, Delaware Ivy Apollo Multi-Asset Income Fund)
●	Delaware Ivy Wilshire Global Allocation Fund
●	Delaware Strategic Allocation Fund
●	Delaware Total Return Fund
●	Delaware Wealth Builder Fund

* Closed to certain new investors.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus. A Delaware Funds by Macquarie prospectus may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Investing involves risk, including the possible loss of principal.

iv	This page is not part of the annual report.

Fixed income funds

Taxable fixed income funds

●	Delaware Corporate Bond Fund
●	Delaware Diversified Income Fund
●	Delaware Emerging Markets Debt Corporate Fund
●	Delaware Extended Duration Bond Fund
●	Delaware Floating Rate Fund
●	Delaware High-Yield Opportunities Fund
●	Delaware Investments Ultrashort Fund
●	Delaware Ivy Core Bond Fund (formerly, Delaware Ivy Securian Core Bond Fund)
●	Delaware Ivy Corporate Bond Fund
●	Delaware Ivy Crossover Credit Fund
●	Delaware Ivy Emerging Markets Local Currency Debt Fund
●	Delaware Ivy Global Bond Fund
●	Delaware Ivy Government Securities Fund
●	Delaware Ivy High Income Fund
●	Delaware Ivy High Yield Fund (formerly, Delaware Ivy PineBridge High Yield Fund)
●	Delaware Ivy Limited-Term Bond Fund
●	Delaware Ivy Strategic Income Fund (formerly, Delaware Ivy Apollo Strategic Income Fund)
●	Delaware Ivy Total Return Bond Fund (formerly, Delaware Ivy Pictet Targeted Return Bond Fund)
●	Delaware Limited-Term Diversified Income Fund
●	Delaware Strategic Income Fund

Municipal fixed income funds

●	Delaware Ivy California Municipal High Income Fund
●	Delaware Ivy Municipal Bond Fund
●	Delaware Ivy Municipal High Income Fund
●	Delaware Minnesota High-Yield Municipal Bond Fund
●	Delaware National High-Yield Municipal Bond Fund
●	Delaware Tax-Free Arizona Fund
●	Delaware Tax-Free California Fund
●	Delaware Tax-Free Colorado Fund
●	Delaware Tax-Free Idaho Fund
●	Delaware Tax-Free Minnesota Fund
●	Delaware Tax-Free Minnesota Intermediate Fund
●	Delaware Tax-Free New Jersey Fund
●	Delaware Tax-Free New York Fund
●	Delaware Tax-Free Oregon Fund
●	Delaware Tax-Free Pennsylvania Fund
●	Delaware Tax-Free USA Fund
●	Delaware Tax-Free USA Intermediate Fund

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This page is not part of the annual report.	v

Caring for your portfolio

Over a lifetime, things change. When they do, it’s important to ensure that your investments stay in tune with your personal situation.

If you decide to make some changes, check out the convenient options provided by Macquarie Asset Management. We try to make it easy for you to avoid some of the sales charges that you might otherwise have to pay when you withdraw and invest your money with another firm.

Most importantly, you may generally exchange all or part of your shares in one Delaware Funds by Macquarie® mutual fund for shares of the same class of another fund without paying a front-end sales charge or a contingent deferred sales charge (CDSC).

Choose the investment method suitable for you

After you’ve evaluated your overall investments, you have choices about how to implement any changes:

1.	Move assets all at once at any time.

2.	Migrate funds to a different investment slowly through a systematic exchange. You can arrange automatic monthly exchanges of your shares in one Delaware Fund for those in another Delaware Fund. Systematic exchanges are subject to the same rules as regular exchanges, which are explained in the right column, including a $100 minimum monthly amount per fund.

3.	Use our automatic investment plan for future investments in different vehicles. To allocate your future investments differently, the Delaware Funds by Macquarie automatic investment plan allows you to make regular monthly or quarterly investments directly from your checking account.

Important notes about exchanging or redeeming shares

For automated exchanges, a minimum exchange of $100 per fund is required monthly. If the value of your account is $5,000 or more, you can make systematic withdrawals of at least $25 monthly, or $75 quarterly. If the annual amount you withdraw is less than 12% of your account balance at the time the systematic withdrawal plan is established, the CDSC ordinarily applicable to certain fund classes will be waived. More details are available in your prospectus or at delawarefunds.com/literature.

If you exchange shares from Class R shares of any fund, you will pay any applicable sales charge on your new shares.

When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares.

You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange.

We may refuse the purchase side of any exchange request if, in the manager’s judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

vi	This page is not part of the annual report.

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Contact information

Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to 6:00pm ET

For securities dealers and financial institutions representatives only
800 362-7500

Regular mail
P.O. Box 9876
Providence, RI 02940-8076

Overnight courier service
4400 Computer Drive
Westborough, MA 01581-1722

Macquarie Asset Management ● 610 Market Street ● Philadelphia, PA 19106-2354

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act

1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

(2662369)
x	This page is not part of the annual report.	AR-021-123

Annual report

Multi-asset mutual fund

Delaware Wealth Builder Fund

November 30, 2022

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Wealth Builder Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

This annual report is for the information of Delaware Wealth Builder Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of November 30, 2022, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Wealth Builder Fund	November 30, 2022 (Unaudited)

Performance preview (for the year ended November 30, 2022)
Delaware Wealth Builder Fund (Institutional Class shares)	1-year return	-1.33	%*
Delaware Wealth Builder Fund (Class A shares)	1-year return	-1.57	%*
60% S&P 500® Index / 40% Bloomberg US Aggregate Index (primary benchmark)	1-year return	-10.09%
S&P 500 Index (secondary benchmark)	1-year return	-9.21%

Past performance does not guarantee future results.

*	Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

For complete, annualized performance for Delaware Wealth Builder Fund, please see the table on page 5. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 8 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide high current income and an investment that has the potential for capital appreciation.

Investment in the Fund does not in any way provide an indication of future performance or a guarantee of positive returns.

Economic backdrop

At the start of the Fund’s fiscal year in December 2021 equity markets continued to advance and some US stock indices reached new highs. Globally, inflation also increased to long-term highs, and central banks responded by tightening monetary policy. The US Federal Reserve stepped sharply on the brakes, scaling back its bond purchases and hinting at several interest rate hikes in 2022. Bond yields were relatively stable in the fourth quarter of 2021 despite continuous increases in short-term US yields. The US dollar appreciated against major currencies. Oil prices also rose further, while gas markets eased somewhat at the end of 2021, following dramatic increases in Europe.

In January 2022, persistently high inflation led to frequent and serious discussions at the Fed about implementing interest rate hikes. Investors reacted by selling bonds, which pushed yields higher and equity prices lower. Financial markets also reacted negatively as Russia built up its troops along the Ukraine border. Russia’s invasion in February 2022 prompted unprecedented sanctions – including a freeze on Russian central bank reserves, an oil embargo, and a trading ban on Russian financial stocks. Equities sold off globally while commodity prices soared.

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Portfolio management review
Delaware Wealth Builder Fund

Government bonds were briefly in demand as a short-term safe haven, but quickly resumed their downward trend.

Tighter central bank monetary policy characterized the rest of the fiscal year, with the Fed leading the way. From March through September, the Fed raised the federal funds rate five times, including three 0.75-percentage-point increases – at the June, July, and September meetings of the Federal Open Market Committee (FOMC). As a result, the target short-term interest rate rose from a range of zero to 0.25% in January 2022 to 3.00% to 3.25% by the end of the fiscal year. This increase in rates was the Fed’s aggressive attempt to try to bring inflation under control.

Other central banks, including the Bank of England and the European Central Bank, also took repeated steps to tighten monetary policy in their jurisdictions. Meanwhile, equities and bonds posted historically poor performance throughout the measurement period in the face of brutal headwinds and unrelenting negative news. This included soaring inflation, consequent aggressive monetary tightening, ongoing supply chain problems, China’s zero-COVID policy-related lockdowns, the Russia-Ukraine war, and soaring energy prices. The higher prices and disruptions within the oil and gas supply hit Europe hardest as Russia cut off gas to several European Union (EU) countries. In turn, the Group of Seven (G7) nations and later the EU implemented an oil embargo.

Among major central banks, only the Bank of Japan maintained ultra-loose monetary policy as it attempted to keep Japanese yields stable by buying bonds. However, that led to a weakening of the Japanese yen, which fell to a 20-year low.

Markets rallied briefly in July 2022, when a near-term turnaround in inflation seemed possible. Despite investors’ concerns about economic growth slowing, stocks appreciated along with other risk asset classes, including corporate, high yield, convertible, and emerging market bonds. A key reason for this appreciation was the decline in yields on US and euro-zone government bonds, leading to significant price gains. However, the tide turned again in mid-August and the bear market returned for most asset classes as hopes for a slowdown of inflation were dashed. Central banks reaffirmed their intentions to continue aggressively tightening monetary policy. Recession fears mounted and the energy crisis worsened as Russia announced it was shutting down a gas pipeline for maintenance. German bond yields rose sharply, and the euro fell below parity with the US dollar for the first time in 20 years.

The picture worsened even further in September 2022, with heavy losses among virtually all asset classes. Energy prices continued to fall while the European inflation rate reached double-digit levels and central banks planned further interest rate hikes. As the fiscal period ended, the market showed its friendlier side. Although inflation remained high and central banks continued to raise interest rates, increasing data indicating an economic slowdown gave rise to hopes of a turnaround in monetary policy.

Markets were in recovery mode in November. After the Fed’s expected interest rate hike of 0.75 percentage points at the beginning of the month, poorer economic data during the month and slightly declining inflation rates fueled hopes of slower rate hikes in the near future. Against this backdrop, both equities and bonds rose strongly. Thanks to sharply falling risk premiums, investment grade corporate bonds and emerging market

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government bonds performed particularly well. The US dollar weakened, and the price of oil fell due to weaker demand. China relaxed its zero-COVID policy somewhat, but record-high infections led to new restrictions, resulting in protests and somewhat deteriorating market sentiment toward the month’s end.

Within the Fund

For the fiscal year ended November 30, 2022, Delaware Wealth Builder Fund declined, outperforming its primary benchmark, which also declined. That primary benchmark is a blend of 60% S&P 500 Index and 40% Bloomberg US Aggregate Index. The Fund likewise outperformed its secondary benchmark, the S&P 500 Index, which also declined. The Fund’s Institutional Class shares declined 1.33%. The Fund’s Class A shares fell 1.57% at net asset value and 7.24% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the blend of 60% S&P 500 Index and 40% Bloomberg US Aggregate Index lost 10.09% and the S&P 500 Index declined 9.21%. For complete, annualized performance of Delaware Wealth Builder Fund, please see the table on page 5.

The Fund’s outperformance for the fiscal year largely resulted from its equity exposure, which was to a large extent allocated to value as well as quality and income equities. Security selection within equities also contributed. This was partially offset by US real estate and international equities.

On the fixed income side, the Fund benefited from its underweight relative to the benchmark. Within fixed income, allocations to convertible bonds, high yield corporates, and emerging market fixed income outperformed the fixed income portion of the benchmark during the 12-month measurement period.

This was partially offset by the Fund’s allocation toward investment-grade bonds. An allocation to the sleeve holding opportunistic out-of-benchmark assets contributed slightly to the Fund’s relative performance as this sleeve beat the Fund’s primary benchmark.

Portfolio positioning

The Fund’s strategic policy weights reflect a commitment to seeking diversification across geographies and asset classes. As part of the oversight process, we periodically analyze the sources of the Fund’s active performance.

During the fiscal year, the Fund’s active positioning with respect to the strategic policy weights of different asset classes also contributed to performance, relative to its hypothetical returns at the strategic policy weights.

We periodically examine derivatives’ contribution to the Fund’s performance. The Fund’s combination of futures, options, swaps, and foreign exchange (FX) currency positions had a limited material effect during the fiscal year. Overall, derivatives were immaterial to the Fund’s performance during the fiscal year.

As the Fund’s fiscal year ended, we sought to continue to deliver the potential benefits of diversification while actively managing risk. The Fund, therefore, seeks to deliver returns that are derived from tactical asset allocation decisions as well as from active management of individual asset classes and investment styles. We manage the Fund based on the assumption that investors should keep a global perspective when evaluating potential investment opportunities, and, as a result, we continue to include investment possibilities from around the globe within the Fund.

The economic outlook is still challenging, with recession probabilities for 2023 now elevated. We don’t believe equity valuations fully reflect

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Portfolio management review
Delaware Wealth Builder Fund

this economic backdrop, as historic recessions have typically been accompanied by declining corporate earnings as well. At the same time, bond yields – while somewhat down from their October and November 2022 highs – have risen, which might provide more downside protection in fixed income. We continue to expect a restrictive central bank policy and think this might be a headwind for many riskier asset classes as well.

In our view, a thoughtful active management approach is needed given the increased uncertainty. We believe vigilant and continuous assessment of the current market environment offers opportunities to take advantage of market dislocations and may help us achieve what we consider to be attractive risk-adjusted returns through an active focus on portfolio risk and diversification.

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Performance summary
Delaware Wealth Builder Fund	November 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2022
	1 year	5 year	10 year
Class A (Est. December 2, 1996)
Excluding sales charge	-1.57%*	+4.59%	+6.56%
Including sales charge	-7.24%	+3.36%	+5.93%
Class C (Est. October 1, 2003)
Excluding sales charge	-2.33%*	+3.80%	+5.75%
Including sales charge	-3.24%	+3.80%	+5.75%
Class R (Est. October 1, 2003)
Excluding sales charge	-1.78%*	+4.34%	+6.29%
Including sales charge	-1.78%	+4.34%	+6.29%
Institutional Class (Est. December 2, 1996)
Excluding sales charge	-1.33%*	+4.84%	+6.82%
Including sales charge	-1.33%	+4.84%	+6.82%
60% S&P 500 Index / 40% Bloomberg US
Aggregate Index	-10.09%	+7.17%	+8.66%
S&P 500 Index	-9.21%	+10.98%	+13.34%

*	Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

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Performance summary
Delaware Wealth Builder Fund

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

The Fund may invest up to 45% of its net assets in high yield, higher-risk corporate bonds.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

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[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.11%	1.86%	1.36%	0.86%
Net expenses (including fee waivers, if any)	1.08%	1.83%	1.33%	0.83%
Type of waiver	Contractual	Contractual	Contractual	Contractual

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Performance summary
Delaware Wealth Builder Fund

Performance of a $10,000 investment1

For the period November 30, 2012 through November 30, 2022

	Starting value	Ending value
S&P 500 Index	$10,000	$34,966
60% S&P 500 Index / 40% Bloomberg US Aggregate Index	$10,000	$22,952
Delaware Wealth Builder Fund — Institutional Class shares	$10,000	$19,343
Delaware Wealth Builder Fund — Class A shares	$9,425	$17,786

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on November 30, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 9.

The graph also assumes $10,000 invested in the 60% S&P 500 Index / 40% Bloomberg US Aggregate Index (the Fund’s primary benchmark) and the S&P 500 Index (the Fund’s secondary benchmark) as of November 30, 2012. The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

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Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DDIAX	24610B107
Class C	DDICX	24610B305
Class R	DDDRX	24610B842
Institutional Class	DDIIX	24610B404

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Disclosure of Fund expenses
For the six-month period from June 1, 2022 to November 30, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2022 to November 30, 2022.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

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Delaware Wealth Builder Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/22	Ending Account Value 11/30/22	Annualized Expense Ratio	Expenses Paid During Period 6/1/22 to 11/30/22*
Actual Fund return†
Class A	$1,000.00	$991.00	1.44%	$7.19
Class C	1,000.00	987.30	2.19%	10.91
Class R	1,000.00	989.70	1.69%	8.43
Institutional Class	1,000.00	992.30	1.19%	5.94
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.85	1.44%	$7.28
Class C	1,000.00	1,014.09	2.19%	11.06
Class R	1,000.00	1,016.60	1.69%	8.54
Institutional Class	1,000.00	1,019.10	1.19%	6.02

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The table above does not reflect the expenses of any Underlying Funds.

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Security type / sector allocations and top 10 equity holdings
Delaware Wealth Builder Fund	As of November 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Agency Mortgage-Backed Securities	3.77%
Collateralized Debt Obligations	0.21%
Convertible Bonds	8.43%
Corporate Bonds	12.20%
Automotive	0.26%
Banking	1.75%
Basic Industry	0.64%
Brokerage	0.04%
Capital Goods	0.38%
Communications	1.14%
Consumer Cyclical	0.35%
Consumer Goods	0.06%
Consumer Non-Cyclical	0.50%
Electric	0.65%
Energy	1.66%
Finance Companies	0.29%
Financial Services	0.26%
Financials	0.05%
Healthcare	0.54%
Insurance	0.71%
Leisure	0.38%
Media	0.53%
Natural Gas	0.12%
Real Estate Investment Trusts	0.07%
Retail	0.33%
Services	0.28%
Technology	0.43%
Technology & Electronics	0.24%
Telecommunications	0.05%
Transportation	0.28%
Utilities	0.21%
Non-Agency Asset-Backed Securities	0.32%
Non-Agency Collateralized Mortgage Obligations	0.03%
Non-Agency Commercial Mortgage-Backed Securities	1.24%
Sovereign Bonds	1.90%
Supranational Banks	0.33%
US Treasury Obligations	5.30%
Common Stocks	55.34%

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Security type / sector	Percentage of net assets
Communication Services	2.31%
Consumer Discretionary	7.08%
Consumer Staples	3.68%
Energy	3.94%
Financials	7.27%
Healthcare	8.42%
Industrials	3.31%
Information Technology	12.95%
Materials	1.35%
Media	0.00%
REIT Diversified	0.48%
REIT Healthcare	0.34%
REIT Hotel	0.17%
REIT Industrial	0.53%
REIT Mall	0.10%
REIT Manufactured Housing	0.08%
REIT Multifamily	0.92%
REIT Office	0.15%
REIT Self-Storage	0.44%
REIT Shopping Center	0.40%
REIT Single Tenant	0.23%
REIT Specialty	0.41%
Utilities	0.78%
Convertible Preferred Stock	1.50%
Exchange-Traded Funds	7.26%
Leveraged Non-Recourse Security	0.00%
Short-Term Investments	2.15%
Total Value of Securities	99.98%
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%

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Security type / sector allocations and top 10 equity holdings
Delaware Wealth Builder Fund

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Apple	2.25%
Microsoft	1.97%
Johnson & Johnson	1.41%
Merck & Co.	1.29%
TJX	1.14%
Broadcom	1.10%
MetLife	1.09%
ConocoPhillips	0.96%
Cisco Systems	0.94%
Exxon Mobil	0.89%

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Schedule of investments
Delaware Wealth Builder Fund	November 30, 2022

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities – 3.77%
Fannie Mae
4.50% 2/1/44	42,249	$41,979
Fannie Mae S.F. 15 yr
2.00% 2/1/36	132,698	119,755
2.50% 7/1/36	240,438	222,906
Fannie Mae S.F. 20 yr
2.00% 3/1/41	40,276	34,714
2.00% 5/1/41	173,135	149,225
3.00% 3/1/33	233,143	221,563
4.00% 8/1/42	250,895	240,114
4.00% 9/1/42	246,930	236,320
Fannie Mae S.F. 30 yr
2.00% 12/1/50	22,179	18,432
2.00% 1/1/51	65,280	54,124
2.00% 2/1/51	43,678	36,413
2.00% 5/1/51	267,284	220,947
2.00% 6/1/51	858,852	717,718
2.50% 1/1/43	18,186	15,842
2.50% 2/1/51	159,861	137,533
2.50% 5/1/51	18,129	15,570
2.50% 6/1/51	30,140	26,117
2.50% 8/1/51	448,421	386,665
2.50% 2/1/52	531,647	457,465
3.00% 11/1/48	9,689	8,745
3.00% 12/1/49	5,294	4,749
3.00% 3/1/50	80,758	72,231
3.00% 7/1/50	153,163	138,223
3.00% 7/1/51	160,492	143,158
3.00% 8/1/51	71,345	63,396
3.00% 3/1/52	124,240	110,038
3.50% 1/1/46	134,220	126,609
3.50% 7/1/47	167,874	158,275
3.50% 12/1/47	277,919	259,049
3.50% 1/1/48	84,135	78,552
3.50% 2/1/48	51,325	47,930
3.50% 11/1/48	14,339	13,391
3.50% 12/1/49	153,554	142,569
3.50% 1/1/50	203,739	188,337
3.50% 1/1/52	161,538	148,175
3.50% 5/1/52	293,477	269,673
3.50% 9/1/52	205,175	187,932
4.00% 4/1/47	7,468	7,255

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Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
4.00% 6/1/48	88,950	$86,143
4.00% 9/1/48	3,874	3,726
4.00% 6/1/49	7,230	6,994
4.50% 10/1/45	140,096	140,450
4.50% 11/1/47	86,796	86,202
4.50% 4/1/48	336,119	335,672
4.50% 7/1/48	261,222	259,097
4.50% 1/1/49	14,615	14,470
4.50% 1/1/50	11,021	10,892
4.50% 9/1/52	174,520	170,019
5.00% 7/1/49	86,385	87,273
5.00% 6/1/52	160,950	160,304
5.00% 9/1/52	499,782	497,506
5.00% 10/1/52	188,284	188,091
5.50% 8/1/52	308,082	312,153
5.50% 10/1/52	304,510	308,287
5.50% 12/1/52	33,000	33,440
2.50% 1/1/51	275,247	240,004
Fannie Mae S.F. 30 yr TBA
5.50% 12/15/52	93,000	94,056
6.00% 12/15/52	415,000	424,303
Freddie Mac S.F. 15 yr
2.00% 12/1/35	60,715	54,946
3.00% 3/1/35	115,753	108,984
4.50% 9/1/37	241,914	241,315
Freddie Mac S.F. 20 yr
2.00% 3/1/41	45,713	39,400
2.50% 6/1/41	389,446	344,809
3.00% 9/1/40	109,499	100,250
3.00% 4/1/42	237,499	213,985
3.50% 9/1/35	165,365	159,444
3.50% 5/1/42	145,794	134,945
Freddie Mac S.F. 30 yr
2.00% 9/1/51	169,792	140,470
2.50% 10/1/50	85,863	74,603
2.50% 2/1/51	21,339	18,518
2.50% 5/1/52	296,278	253,662
3.00% 1/1/50	9,042	8,126
3.00% 8/1/51	741,111	660,657
3.50% 8/1/49	233,259	216,256
4.00% 7/1/47	2,336	2,266

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	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
4.00% 10/1/47	23,289	$22,412
4.00% 4/1/52	130,742	123,701
4.00% 9/1/52	170,371	161,671
4.50% 1/1/49	92,061	91,119
4.50% 4/1/49	8,698	8,632
4.50% 8/1/49	22,608	22,457
4.50% 9/1/52	261,068	254,345
5.00% 10/1/52	140,986	140,388
5.50% 9/1/52	322,063	328,721
5.50% 10/1/52	269,760	273,105
5.50% 11/1/52	225,852	228,586
3.50% 4/1/52	27,750	25,534
3.50% 6/1/52	23,340	21,427
4.00% 8/1/52	347,072	329,493
GNMA I S.F. 30 yr
3.00% 8/15/45	52,869	48,096
Total Agency Mortgage-Backed Securities
(cost $15,002,373)		13,833,094

Collateralized Debt Obligations – 0.21%
Cedar Funding IX CLO
Series 2018-9A A1 144A 5.223% (LIBOR03M +
0.98%, Floor 0.98%) 4/20/31 #, ●	250,000	245,115
Octagon Investment Partners 48
Series 2020-3A AR 144A 5.393% (LIBOR03M +
1.15%, Floor 1.15%) 10/20/34 #, ●	300,000	289,281
Sound Point Clo XXI
Series 2018-3A A1A 144A 5.507% (LIBOR03M +
1.18%, Floor 1.18%) 10/26/31 #, ●	250,000	243,165
Total Collateralized Debt Obligations
(cost $793,158)		777,561

Convertible Bonds – 8.43%
Basic Industry – 0.15%
Ivanhoe Mines 144A 2.50% exercise price $9.31,
maturity date 4/15/26 #	393,000	533,095
		533,095

17

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Brokerage – 0.08%
New Mountain Finance 144A 7.50% exercise price
$14.20, maturity date 10/15/25 #	274,000	$278,627
		278,627
Capital Goods – 0.21%
Kaman 3.25% exercise price $65.26, maturity date
5/1/24	826,000	768,593
		768,593
Communications – 1.00%
Cable One 1.125% exercise price $2,275.83,
maturity date 3/15/28	1,300,000	934,700
DISH Network 3.375% exercise price $65.18,
maturity date 8/15/26	1,420,000	923,000
Liberty Broadband 144A 1.25% exercise price
$900.01, maturity date 9/30/50 #	1,559,000	1,494,691
Liberty Latin America 2.00% exercise price $20.65,
maturity date 7/15/24	373,000	332,203
		3,684,594
Consumer Cyclical – 0.56%
Cheesecake Factory 0.375% exercise price $77.09,
maturity date 6/15/26	1,443,000	1,205,807
Ford Motor 1.03% exercise price $16.85, maturity
date 3/15/26 ^	811,000	841,818
		2,047,625
Consumer Non-Cyclical – 2.34%
BioMarin Pharmaceutical 0.599% exercise price
$124.67, maturity date 8/1/24	539,000	569,633
Chefs’ Warehouse 1.875% exercise price $44.20,
maturity date 12/1/24	1,198,000	1,336,369
Chegg 4.269% exercise price $107.55, maturity
date 9/1/26 ^	1,559,000	1,242,306
Coherus Biosciences 1.50% exercise price $19.26,
maturity date 4/15/26	673,000	464,437
Collegium Pharmaceutical 2.625% exercise price
$29.19, maturity date 2/15/26	539,000	534,171
CONMED 144A 2.25% exercise price $145.33,
maturity date 6/15/27 #	1,067,000	951,231
Integra LifeSciences Holdings 0.50% exercise price
$73.67, maturity date 8/15/25	1,055,000	1,021,767
Ionis Pharmaceuticals 0.125% exercise price
$83.28, maturity date 12/15/24	782,000	713,954

18

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Consumer Non-Cyclical (continued)
Jazz Investments I 2.00% exercise price $155.81,
maturity date 6/15/26	460,000	$546,538
Paratek Pharmaceuticals 4.75% exercise price
$15.90, maturity date 5/1/24	1,360,000	1,206,184
		8,586,590
Electric – 0.55%
NextEra Energy Partners 144A 0.357% exercise
price $75.33, maturity date 11/15/25 #, ^	364,000	400,946
NRG Energy 2.75% exercise price $43.46, maturity
date 6/1/48	685,000	782,270
Ormat Technologies 144A 2.50% exercise price
$90.27, maturity date 7/15/27 #	686,000	817,026
		2,000,242
Energy – 0.38%
Helix Energy Solutions Group 6.75% exercise price
$6.97, maturity date 2/15/26	1,088,000	1,385,894
		1,385,894
Financials – 0.57%
FTI Consulting 2.00% exercise price $101.38,
maturity date 8/15/23	610,000	1,045,845
Repay Holdings 144A 3.79% exercise price $33.60,
maturity date 2/1/26 #, ^	1,414,000	1,054,278
		2,100,123
Industrials – 0.24%
Chart Industries 144A 1.00% exercise price $58.73,
maturity date 11/15/24 #	331,000	813,764
Danimer Scientific 144A 3.25% exercise price
$10.79, maturity date 12/15/26 #	194,000	85,575
		899,339
Real Estate Investment Trusts – 0.30%
Blackstone Mortgage Trust 4.75% exercise price
$36.23, maturity date 3/15/23	810,000	814,050
Summit Hotel Properties 1.50% exercise price
$11.88, maturity date 2/15/26	311,000	285,654
		1,099,704

19

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Technology – 1.73%
Block 0.125% exercise price $121.01, maturity date
3/1/25	1,193,000	$1,170,631
InterDigital 144A 3.50% exercise price $77.49,
maturity date 6/1/27 #	1,279,000	1,211,213
ON Semiconductor 1.625% exercise price $20.72,
maturity date 10/15/23	337,000	1,221,793
Palo Alto Networks 0.75% exercise price $88.78,
maturity date 7/1/23	494,000	949,962
Quotient Technology 1.75% exercise price $17.36,
maturity date 12/1/22	547,000	549,697
Semtech 144A 1.625% exercise price $37.27,
maturity date 11/1/27 #	455,000	477,295
Vishay Intertechnology 2.25% exercise price
$31.20, maturity date 6/15/25	416,000	407,930
Wolfspeed 144A 0.25% exercise price $127.22,
maturity date 2/15/28 #	385,000	372,488
		6,361,009
Transportation – 0.32%
Spirit Airlines 1.00% exercise price $49.07, maturity
date 5/15/26	1,418,000	1,172,686
		1,172,686
Total Convertible Bonds
(cost $30,170,684)		30,918,121

Corporate Bonds – 12.20%
Automotive – 0.26%
Allison Transmission 144A 5.875% 6/1/29 #	335,000	317,019
Ford Motor 4.75% 1/15/43	75,000	55,589
Ford Motor Credit
3.375% 11/13/25	240,000	221,700
4.542% 8/1/26	260,000	245,014
Goodyear Tire & Rubber 5.25% 7/15/31	135,000	115,887
		955,209
Banking – 1.75%
Banco Continental 144A 2.75% 12/10/25 #	200,000	174,457
Banco del Estado de Chile 144A 2.704% 1/9/25 #	205,000	194,132
Banco Nacional de Panama 144A 2.50% 8/11/30 #	200,000	154,900

20

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
Bank of America
1.922% 10/24/31 μ		560,000	$434,349
2.456% 10/22/25 μ		15,000	14,123
2.482% 9/21/36 μ		140,000	106,112
2.676% 6/19/41 μ		240,000	167,697
2.884% 10/22/30 μ		20,000	17,090
3.194% 7/23/30 μ		55,000	48,065
5.015% 7/22/33 μ		215,000	207,719
Barclays 6.125% 12/15/25 μ, Ψ		200,000	180,730
BBVA Bancomer 144A 1.875% 9/18/25 #		200,000	181,722
Citigroup 4.45% 9/29/27		465,000	448,155
Citizens Bank 6.064% 10/24/25 μ		260,000	263,033
Credit Agricole 144A 2.811% 1/11/41 #		275,000	170,790
Credit Suisse Group 144A 2.593% 9/11/25 #, μ		250,000	221,598
Deutsche Bank
2.222% 9/18/24 μ		300,000	287,869
6.00% 10/30/25 μ, Ψ		200,000	171,302
Development Bank of Kazakhstan 144A 10.95%
5/6/26 #	KZT	100,000,000	171,797
Goldman Sachs Group
1.542% 9/10/27 μ		105,000	90,779
2.615% 4/22/32 μ		355,000	287,166
3.50% 4/1/25		80,000	77,457
JPMorgan Chase & Co.
1.764% 11/19/31 μ		40,000	30,840
2.58% 4/22/32 μ		435,000	353,035
2.739% 10/15/30 μ		20,000	17,008
3.882% 7/24/38 μ		25,000	21,037
5.00% 8/1/24 μ, Ψ		85,000	78,717
Morgan Stanley
1.794% 2/13/32 μ		315,000	240,034
2.484% 9/16/36 μ		70,000	52,086
6.138% 10/16/26 μ		95,000	97,256
NBK SPC 144A 1.625% 9/15/27 #, μ		200,000	174,100
PNC Financial Services Group 2.60% 7/23/26		180,000	167,276
State Street
3.10% 5/15/23		10,000	9,922
3.30% 12/16/24		130,000	127,117
SVB Financial Group 4.00% 5/15/26 μ, Ψ		305,000	199,973
Truist Bank 2.636% 9/17/29 μ		185,000	172,608
Truist Financial 4.95% 9/1/25 μ, Ψ		55,000	53,212

21

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
US Bancorp
3.00% 7/30/29	150,000	$133,374
3.10% 4/27/26	210,000	199,527
3.375% 2/5/24	60,000	59,061
Wells Fargo & Co. 3.526% 3/24/28 μ	190,000	176,639
		6,433,864
Basic Industry – 0.64%
AngloGold Ashanti Holdings 3.75% 10/1/30	200,000	173,244
Antofagasta 144A 5.625% 5/13/32 #	200,000	193,690
ATI 5.125% 10/1/31	75,000	63,469
Avient 144A 5.75% 5/15/25 #	88,000	85,905
Chemours 144A 5.75% 11/15/28 #	180,000	158,310
First Quantum Minerals 144A 7.50% 4/1/25 #	250,000	246,685
FMG Resources August 2006 144A 5.875%
4/15/30 #	140,000	131,379
Freeport-McMoRan 5.45% 3/15/43	230,000	206,500
INEOS Quattro Finance 2 144A 3.375% 1/15/26 #	200,000	178,036
Metinvest 8.50% 4/23/26	200,000	113,000
Newmont 2.80% 10/1/29	190,000	163,279
Novelis 144A 4.75% 1/30/30 #	175,000	155,810
OCP 144A 3.75% 6/23/31 #	200,000	164,445
Olin 5.00% 2/1/30	100,000	90,876
Sherwin-Williams
2.90% 3/15/52	235,000	152,411
3.30% 5/15/50	105,000	74,037
		2,351,076
Brokerage – 0.04%
Jefferies Financial Group
4.15% 1/23/30	170,000	151,424
6.45% 6/8/27	10,000	10,281
6.50% 1/20/43	5,000	4,972
		166,677
Capital Goods – 0.38%
ARD Finance 144A PIK 6.50% 6/30/27 #, >	200,000	148,379
Madison IAQ 144A 5.875% 6/30/29 #	150,000	111,149
Sealed Air 144A 5.00% 4/15/29 #	130,000	121,031
Teledyne Technologies
0.95% 4/1/24	105,000	99,182
2.75% 4/1/31	430,000	354,679

22

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Terex 144A 5.00% 5/15/29 #	195,000	$176,668
TK Elevator US Newco 144A 5.25% 7/15/27 #	200,000	181,799
TransDigm 144A 6.25% 3/15/26 #	187,000	186,317
		1,379,204
Communications – 1.14%
Altice France 144A 5.50% 10/15/29 #	180,000	144,565
Altice France Holding 144A 6.00% 2/15/28 #	310,000	208,455
AT&T
1.70% 3/25/26	105,000	94,695
4.35% 3/1/29	280,000	268,938
Cellnex Finance 144A 3.875% 7/7/41 #	200,000	135,760
Charter Communications Operating
3.85% 4/1/61	150,000	92,695
4.40% 12/1/61	40,000	27,340
4.80% 3/1/50	240,000	180,414
5.05% 3/30/29	100,000	95,208
Comcast 3.20% 7/15/36	340,000	280,099
Connect Finco 144A 6.75% 10/1/26 #	250,000	236,659
Consolidated Communications
144A 5.00% 10/1/28 #	80,000	60,551
144A 6.50% 10/1/28 #	125,000	103,162
Crown Castle 1.05% 7/15/26	375,000	324,678
CT Trust 144A 5.125% 2/3/32 #	200,000	173,496
Discovery Communications
4.00% 9/15/55	40,000	25,699
4.125% 5/15/29	240,000	211,495
Frontier Communications Holdings
144A 5.00% 5/1/28 #	25,000	22,276
144A 5.875% 10/15/27 #	253,000	241,058
144A 6.75% 5/1/29 #	75,000	63,104
Millicom International Cellular 144A 4.50%
4/27/31 #	200,000	164,290
Time Warner Cable 7.30% 7/1/38	60,000	61,441
Time Warner Cable Enterprises 8.375% 3/15/23	25,000	25,187
T-Mobile USA
2.625% 4/15/26	95,000	87,231
3.00% 2/15/41	270,000	196,684
3.375% 4/15/29	95,000	84,108
3.50% 4/15/31	68,000	59,333

23

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Verizon Communications
2.10% 3/22/28	200,000	$175,153
4.50% 8/10/33	95,000	90,100
Warnermedia Holdings 144A 3.755% 3/15/27 #	270,000	246,191
		4,180,065
Consumer Cyclical – 0.35%
Aptiv 3.10% 12/1/51	285,000	176,947
AutoNation 1.95% 8/1/28	210,000	168,019
Ford Motor Credit 2.90% 2/16/28	260,000	217,494
General Motors Financial
4.35% 4/9/25	130,000	127,324
4.588% (SOFR + 0.76%) 3/8/24 ●	110,000	107,863
Hutama Karya Persero 144A 3.75% 5/11/30 #	200,000	182,500
Lowe’s 4.25% 4/1/52	270,000	221,174
VICI Properties 4.95% 2/15/30	75,000	70,999
		1,272,320
Consumer Goods – 0.06%
Pilgrim’s Pride 144A 4.25% 4/15/31 #	110,000	95,471
Post Holdings 144A 5.625% 1/15/28 #	120,000	114,663
		210,134
Consumer Non-Cyclical – 0.50%
Anheuser-Busch InBev Worldwide 3.65% 2/1/26	125,000	121,367
Biogen 3.15% 5/1/50	275,000	189,392
Bunge Finance
1.63% 8/17/25	150,000	136,673
2.75% 5/14/31	165,000	137,136
Central American Bottling 144A 5.25% 4/27/29 #	200,000	180,531
CVS Health
2.70% 8/21/40	555,000	391,404
3.25% 8/15/29	185,000	167,285
InRetail Consumer 144A 3.25% 3/22/28 #	200,000	169,858
Royalty Pharma 1.20% 9/2/25	370,000	331,923
		1,825,569
Electric – 0.65%
Appalachian Power 4.50% 8/1/32	175,000	164,442
Berkshire Hathaway Energy 2.85% 5/15/51	100,000	66,239
Duke Energy 4.875% 9/16/24 μ, Ψ	240,000	216,600
Duke Energy Carolinas 3.95% 11/15/28	225,000	216,909
Entergy Louisiana 4.95% 1/15/45	5,000	4,551

24

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Entergy Mississippi 2.85% 6/1/28	60,000	$53,600
Entergy Texas 3.55% 9/30/49	115,000	84,765
Evergy Metro 3.65% 8/15/25	25,000	24,337
Nevada Power 5.90% 5/1/53	165,000	179,139
NextEra Energy Capital Holdings
3.00% 1/15/52	270,000	185,744
5.65% 5/1/79 μ	55,000	48,422
Pacific Gas and Electric 2.10% 8/1/27	325,000	276,736
PacifiCorp 2.90% 6/15/52	425,000	287,792
Southern California Edison
4.00% 4/1/47	320,000	252,035
4.875% 3/1/49	45,000	39,709
Southwestern Electric Power 4.10% 9/15/28	165,000	157,744
UEP Penonome II 144A 6.50% 10/1/38 #	184,656	140,338
		2,399,102
Energy – 1.66%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	160,000	144,471
144A 7.00% 11/1/26 #	80,000	78,530
BP Capital Markets America
2.939% 6/4/51	275,000	188,246
3.06% 6/17/41	70,000	53,539
Callon Petroleum 144A 8.00% 8/1/28 #	170,000	168,153
CNX Midstream Partners 144A 4.75% 4/15/30 #	65,000	54,287
CNX Resources 144A 6.00% 1/15/29 #	135,000	127,746
Crestwood Midstream Partners 144A 6.00%
2/1/29 #	188,000	173,625
Diamondback Energy 3.125% 3/24/31	235,000	197,979
Enbridge
2.50% 8/1/33	245,000	192,693
4.227% (SOFR + 0.40%) 2/17/23 ●	125,000	124,890
Energean Israel Finance 144A 4.875% 3/30/26 #	200,000	186,500
Energy Transfer
5.25% 4/15/29	95,000	92,551
6.25% 4/15/49	60,000	56,925
6.50% 11/15/26 μ, Ψ	120,000	103,582
Enterprise Products Operating 3.20% 2/15/52	335,000	227,135
EQM Midstream Partners 144A 4.75% 1/15/31 #	235,000	198,118

25

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Genesis Energy
7.75% 2/1/28	285,000	$272,454
8.00% 1/15/27	175,000	167,256
Hilcorp Energy I
144A 6.00% 4/15/30 #	145,000	133,508
144A 6.00% 2/1/31 #	20,000	18,452
144A 6.25% 4/15/32 #	83,000	76,251
KazTransGas 144A 4.375% 9/26/27 #	381,000	340,884
Marathon Oil 4.40% 7/15/27	230,000	222,503
MPLX
4.00% 3/15/28	30,000	28,102
5.50% 2/15/49	55,000	49,515
Murphy Oil 6.375% 7/15/28	295,000	291,451
NuStar Logistics
5.625% 4/28/27	163,000	153,545
6.00% 6/1/26	78,000	75,723
Occidental Petroleum
6.45% 9/15/36	55,000	55,205
6.60% 3/15/46	155,000	158,305
6.625% 9/1/30	40,000	41,780
PDC Energy 5.75% 5/15/26	205,000	196,066
PTTEP Treasury Center 144A 2.587% 6/10/27 #	185,000	162,781
Qatar Energy 144A 2.25% 7/12/31 #	200,000	167,011
Southwestern Energy
5.375% 2/1/29	20,000	18,900
5.375% 3/15/30	95,000	89,434
7.75% 10/1/27	85,000	87,547
Targa Resources Partners 5.00% 1/15/28	230,000	218,152
Tengizchevroil Finance Co. International 144A
2.625% 8/15/25 #	200,000	171,000
Tennessee Gas Pipeline 144A 2.90% 3/1/30 #	130,000	110,220
USA Compression Partners
6.875% 4/1/26	20,000	19,181
6.875% 9/1/27	88,000	84,160
Valero Energy 3.65% 12/1/51	310,000	226,374
Weatherford International 144A 8.625% 4/30/30 #	85,000	81,617
		6,086,347
Finance Companies – 0.29%
AerCap Ireland Capital 4.45% 4/3/26	300,000	288,056
Air Lease 2.875% 1/15/26	250,000	230,390

26

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Finance Companies (continued)
Aviation Capital Group
144A 1.95% 1/30/26 #	365,000	$318,579
144A 3.50% 11/1/27 #	250,000	216,358
		1,053,383
Financial Services – 0.26%
AerCap Holdings 5.875% 10/10/79 μ	185,000	171,724
Air Lease 4.65% 6/15/26 μ, Ψ	135,000	115,142
Ally Financial 8.00% 11/1/31	135,000	145,050
Castlelake Aviation Finance 144A 5.00% 4/15/27 #	170,000	144,783
Hightower Holding 144A 6.75% 4/15/29 #	110,000	91,678
Midcap Financial Issuer Trust 144A 6.50% 5/1/28 #	200,000	174,747
MSCI 144A 3.625% 11/1/31 #	155,000	130,725
		973,849
Financials – 0.05%
MAF Sukuk 3.933% 2/28/30	200,000	183,842
		183,842
Healthcare – 0.54%
1375209 BC 144A 9.00% 1/30/28 #	49,000	48,387
Bausch Health
144A 11.00% 9/30/28 #	88,000	67,980
144A 14.00% 10/15/30 #	17,000	9,517
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #	200,000	166,551
CHS 144A 4.75% 2/15/31 #	135,000	99,082
DaVita 144A 4.625% 6/1/30 #	150,000	121,648
Encompass Health 5.75% 9/15/25	174,000	172,384
Hadrian Merger Sub 144A 8.50% 5/1/26 #	200,000	182,839
HCA
5.375% 2/1/25	124,000	123,854
5.875% 2/15/26	159,000	160,380
7.58% 9/15/25	159,000	165,652
ModivCare Escrow Issuer 144A 5.00% 10/1/29 #	135,000	113,773
Organon & Co. 144A 5.125% 4/30/31 #	250,000	222,125
Tenet Healthcare
144A 4.25% 6/1/29 #	175,000	152,041
144A 6.125% 10/1/28 #	200,000	176,815
		1,983,028
Insurance – 0.71%
Aon 5.00% 9/12/32	400,000	396,698
Arthur J Gallagher & Co. 3.50% 5/20/51	400,000	285,986

27

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Insurance (continued)
Athene Global Funding 144A 1.00% 4/16/24 #	90,000	$84,212
Athene Holding 3.95% 5/25/51	365,000	252,368
Berkshire Hathaway Finance 3.85% 3/15/52	350,000	286,370
Brown & Brown 4.95% 3/17/52	185,000	153,532
GA Global Funding Trust 144A 1.00% 4/8/24 #	365,000	341,069
HUB International 144A 5.625% 12/1/29 #	155,000	136,002
NFP
144A 6.875% 8/15/28 #	120,000	101,665
144A 7.50% 10/1/30 #	55,000	53,099
Roller Bearing Co. of America 144A 4.375%
10/15/29 #	190,000	166,630
USI 144A 6.875% 5/1/25 #	343,000	336,626
		2,594,257
Leisure – 0.38%
Boyd Gaming
4.75% 12/1/27	185,000	172,365
144A 4.75% 6/15/31 #	50,000	43,692
Caesars Entertainment 144A 6.25% 7/1/25 #	370,000	366,179
Carnival
144A 5.75% 3/1/27 #	330,000	245,850
144A 7.625% 3/1/26 #	235,000	198,447
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	330,000	269,745
Scientific Games International 144A 7.25%
11/15/29 #	115,000	112,802
		1,409,080
Media – 0.53%
AMC Networks 4.25% 2/15/29	395,000	294,891
CCO Holdings
144A 4.50% 8/15/30 #	80,000	67,499
4.50% 5/1/32	45,000	37,185
144A 5.375% 6/1/29 #	380,000	345,300
CMG Media 144A 8.875% 12/15/27 #	180,000	137,139
CSC Holdings
144A 3.375% 2/15/31 #	200,000	144,622
144A 5.00% 11/15/31 #	215,000	136,215
5.25% 6/1/24	5,000	4,824
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	183,000	153,647
Directv Financing 144A 5.875% 8/15/27 #	115,000	105,656
DISH DBS 144A 5.75% 12/1/28 #	125,000	101,616
Gray Television 144A 4.75% 10/15/30 #	175,000	129,771

28

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
Sirius XM Radio 144A 4.00% 7/15/28 #	315,000	$278,718
		1,937,083
Natural Gas – 0.12%
Atmos Energy
2.85% 2/15/52	95,000	62,732
5.75% 10/15/52	170,000	181,648
Infraestructura Energetica Nova 144A 3.75%
1/14/28 #	205,000	182,961
		427,341
Real Estate Investment Trusts – 0.07%
CubeSmart 3.00% 2/15/30	140,000	117,817
VICI Properties
144A 3.875% 2/15/29 #	35,000	30,761
144A 5.75% 2/1/27 #	120,000	116,434
		265,012
Retail – 0.33%
Asbury Automotive Group
144A 4.625% 11/15/29 #	170,000	148,570
4.75% 3/1/30	85,000	72,819
Bath & Body Works
6.875% 11/1/35	180,000	163,146
6.95% 3/1/33	122,000	106,018
CP Atlas Buyer 144A 7.00% 12/1/28 #	70,000	51,331
Levi Strauss & Co. 144A 3.50% 3/1/31 #	160,000	131,554
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	184,000	170,061
Murphy Oil USA 144A 3.75% 2/15/31 #	165,000	135,317
PetSmart 144A 7.75% 2/15/29 #	250,000	231,559
		1,210,375
Services – 0.28%
Gartner 144A 4.50% 7/1/28 #	125,000	117,836
Iron Mountain 144A 4.50% 2/15/31 #	320,000	268,336
NESCO Holdings II 144A 5.50% 4/15/29 #	105,000	92,501
Prime Security Services Borrower 144A 5.75%
4/15/26 #	225,000	223,019
United Rentals North America 3.875% 2/15/31	176,000	151,631
Univar Solutions USA 144A 5.125% 12/1/27 #	135,000	130,073
White Cap Buyer 144A 6.875% 10/15/28 #	65,000	56,115
White Cap Parent 144A PIK 8.25% 3/15/26 #, «	2,000	1,706
		1,041,217

29

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology – 0.43%
Autodesk 2.40% 12/15/31	300,000	$243,207
Broadcom 144A 3.469% 4/15/34 #	345,000	274,197
CDW 3.276% 12/1/28	285,000	241,679
Marvell Technology 2.45% 4/15/28	260,000	220,777
NXP
3.25% 5/11/41	60,000	43,013
4.875% 3/1/24	230,000	227,841
PayPal Holdings 2.65% 10/1/26	340,000	316,231
		1,566,945
Technology & Electronics – 0.24%
AthenaHealth Group 144A 6.50% 2/15/30 #	55,000	41,256
Entegris Escrow
144A 4.75% 4/15/29 #	63,000	57,099
144A 5.95% 6/15/30 #	165,000	154,333
Go Daddy Operating 144A 3.50% 3/1/29 #	175,000	148,107
NCR 144A 5.25% 10/1/30 #	125,000	105,647
Sensata Technologies 144A 4.00% 4/15/29 #	200,000	174,324
SS&C Technologies 144A 5.50% 9/30/27 #	195,000	186,675
		867,441
Telecommunications – 0.05%
Digicel International Finance 144A 8.75% 5/25/24 #	200,000	175,276
		175,276
Transportation – 0.28%
American Airlines 144A 5.75% 4/20/29 #	82,185	76,597
Delta Air Lines 7.375% 1/15/26	97,000	100,339
Laredo Petroleum 144A 7.75% 7/31/29 #	120,000	114,600
Mileage Plus Holdings 144A 6.50% 6/20/27 #	171,000	170,358
Rumo Luxembourg 144A 5.25% 1/10/28 #	200,000	186,500
Rutas 2 and 7 Finance 144A 3.413% 9/30/36 #, ^	186,666	116,037
Seaspan 144A 5.50% 8/1/29 #	165,000	127,324
United Airlines
144A 4.375% 4/15/26 #	65,000	60,582
144A 4.625% 4/15/29 #	80,000	71,301
		1,023,638
Utilities – 0.21%
Calpine
144A 4.50% 2/15/28 #	67,000	61,364
144A 5.00% 2/1/31 #	185,000	160,220
144A 5.25% 6/1/26 #	60,000	57,556

30

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
PG&E 5.25% 7/1/30	95,000	$86,174
Sociedad de Transmision Austral 144A 4.00%
1/27/32 #	200,000	170,439
Vistra
144A 7.00% 12/15/26 #, μ, Ψ	150,000	134,364
144A 8.00% 10/15/26 #, μ, Ψ	90,000	85,666
		755,783
Total Corporate Bonds
(cost $50,710,163)		44,727,117

Non-Agency Asset-Backed Securities – 0.32%
Diamond Infrastructure Funding
Series 2021-1A A 144A 1.76% 4/15/49 #	100,000	82,161
Domino’s Pizza Master Issuer
Series 2021-1A A2I 144A 2.662% 4/25/51 #	98,500	82,390
Enterprise Fleet Financing
Series 2022-2 A2 144A 4.65% 5/21/29 #	150,000	147,364
Taco Bell Funding
Series 2021-1A A2I 144A 1.946% 8/25/51 #	198,000	167,074
Toyota Auto Loan Extended Note Trust
Series 2022-1A A 144A 3.82% 4/25/35 #	250,000	236,143
Trafigura Securitisation Finance
Series 2021-1A A2 144A 1.08% 1/15/25 #	250,000	223,469
Volkswagen Auto Lease Trust
Series 2022-A A3 3.44% 7/21/25	230,000	223,782
Total Non-Agency Asset-Backed Securities
(cost $1,276,327)		1,162,383

Non-Agency Collateralized Mortgage Obligations – 0.03%
JP Morgan Mortgage Trust
Series 2021-10 A3 144A 2.50% 12/25/51 #, ●	44,647	36,113
Morgan Stanley Residential Mortgage Loan Trust
Series 2021-4 A3 144A 2.50% 7/25/51 #, ●	89,657	72,295
Total Non-Agency Collateralized Mortgage Obligations
(cost $136,759)		108,408

Non-Agency Commercial Mortgage-Backed Securities – 1.24%
BANK
Series 2017-BNK5 B 3.896% 6/15/60 ●	95,000	84,057

31

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°		Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
BANK
Series 2019-BN20 A3 3.011% 9/15/62		250,000	$218,758
Series 2020-BN25 A5 2.649% 1/15/63		350,000	298,378
Series 2021-BN36 A5 2.47% 9/15/64		615,000	502,149
Series 2022-BNK40 A4 3.507% 3/15/64 ●		500,000	440,043
Benchmark Mortgage Trust
Series 2020-B17 A5 2.289% 3/15/53		350,000	290,244
Series 2020-B20 A5 2.034% 10/15/53		300,000	241,110
Series 2021-B24 A5 2.584% 3/15/54		260,000	215,878
Series 2022-B33 A5 3.458% 3/15/55		500,000	443,980
CD Mortgage Trust
Series 2019-CD8 A4 2.912% 8/15/57		250,000	215,984
CFCRE Commercial Mortgage Trust
Series 2016-C7 A3 3.839% 12/10/54		100,000	93,944
Citigroup Commercial Mortgage Trust
Series 2019-C7 A4 3.102% 12/15/72		350,000	305,532
Grace Trust
Series 2020-GRCE A 144A 2.347% 12/10/40 #		100,000	77,094
GS Mortgage Securities Trust
Series 2017-GS6 A3 3.433% 5/10/50		165,000	152,174
Series 2019-GC42 A4 3.001% 9/1/52		350,000	304,382
Series 2020-GC47 A5 2.377% 5/12/53		250,000	206,347
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C33 A4 3.77% 12/15/48		150,000	142,755
Wells Fargo Commercial Mortgage Trust
Series 2019-C54 A4 3.146% 12/15/52		375,000	328,173
Total Non-Agency Commercial Mortgage-Backed Securities
(cost $5,515,900)			4,560,982

Sovereign Bonds – 1.90%Δ
Albania – 0.03%
Albania Government International Bond
3.50% 11/23/31	EUR	149,000	124,154
			124,154
Angola – 0.05%
Angolan Government International Bond
9.375% 5/8/48		200,000	167,655
			167,655

32

	Principal amount°		Value (US $)
Sovereign BondsΔ (continued)
Armenia – 0.04%
Republic of Armenia International Bond
144A 3.60% 2/2/31 #		200,000	$153,748
			153,748
Bermuda – 0.16%
Bermuda Government International Bonds
144A 5.00% 7/15/32 #		400,000	386,023
5.00% 7/15/32		200,000	193,012
			579,035
Brazil – 0.04%
Brazil Notas do Tesouro Nacional Serie F
10.00% 1/1/33	BRL	1,000,000	164,725
			164,725
Chile – 0.17%
Chile Government International Bonds
2.55% 1/27/32		523,000	438,241
4.34% 3/7/42		200,000	171,188
			609,429
Colombia – 0.07%
Colombia Government International Bonds
4.125% 2/22/42		217,000	133,920
5.20% 5/15/49		200,000	133,064
			266,984
Dominican Republic – 0.19%
Dominican Republic International Bonds
144A 4.50% 1/30/30 #		396,000	337,255
144A 4.875% 9/23/32 #		200,000	165,836
144A 5.50% 2/22/29 #		200,000	183,908
			686,999
Egypt – 0.05%
Egypt Government International Bond
5.25% 10/6/25		200,000	178,981
			178,981
Honduras – 0.04%
Honduras Government International Bond
144A 5.625% 6/24/30 #		200,000	152,802
			152,802

33

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°		Value (US $)
Sovereign BondsΔ (continued)
Indonesia – 0.23%
Indonesia Government International Bond 4.65%
9/20/32		200,000	$196,973
Perusahaan Penerbit SBSN Indonesia III 4.70%
6/6/32		638,000	631,681
			828,654
Ivory Coast – 0.11%
Ivory Coast Government International Bonds
144A 4.875% 1/30/32 #	EUR	200,000	164,457
144A 6.125% 6/15/33 #		200,000	179,000
144A 6.875% 10/17/40 #	EUR	100,000	80,061
			423,518
Morocco – 0.07%
Morocco Government International Bonds
144A 1.375% 3/30/26 #	EUR	100,000	94,738
144A 2.375% 12/15/27 #		200,000	172,572
			267,310
Paraguay – 0.20%
Paraguay Government International Bonds
144A 4.95% 4/28/31 #		400,000	386,500
5.60% 3/13/48		400,000	342,800
			729,300
Peru – 0.10%
Corp Financiera de Desarrollo 144A 2.40%
9/28/27 #		200,000	165,366
Peruvian Government International Bond 2.392%
1/23/26		200,000	185,392
			350,758
Republic of North Macedonia – 0.03%
North Macedonia Government International Bond
144A 3.675% 6/3/26 #	EUR	100,000	97,019
			97,019
Romania – 0.01%
Romanian Government International Bond
144A 2.625% 12/2/40 #	EUR	73,000	44,438
			44,438

34

	Principal amount°		Value (US $)
Sovereign BondsΔ (continued)
Senegal – 0.05%
Senegal Government International Bond
144A 6.25% 5/23/33 #		200,000	$167,960
			167,960
South Africa – 0.13%
Republic of South Africa Government International
Bonds
5.65% 9/27/47		400,000	305,688
5.75% 9/30/49		210,000	160,520
			466,208
Uzbekistan – 0.13%
Republic of Uzbekistan International Bonds
144A 3.90% 10/19/31 #		300,000	242,939
144A 4.75% 2/20/24 #		250,000	244,179
			487,118
Total Sovereign Bonds
(cost $7,805,210)			6,946,795

Supranational Banks – 0.33%
Banco Latinoamericano de Comercio Exterior
144A 2.375% 9/14/25 #		250,000	227,752
Banque Ouest Africaine de Developpement
144A 4.70% 10/22/31 #		402,000	332,253
Central American Bank for Economic Integration
144A 2.00% 5/6/25 #		300,000	277,832
Corp Andina de Fomento
5.25% 11/21/25		200,000	200,690
European Investment Bank
5.50% 1/23/23	MXN	3,282,000	167,281
Total Supranational Banks
(cost $1,318,279)			1,205,808

US Treasury Obligations – 5.30%
US Treasury Bonds
2.25% 8/15/46		1,110,000	806,961
2.25% 2/15/52		245,000	177,003
2.375% 2/15/42		285,000	221,866
2.875% 5/15/52		490,000	407,466
3.00% 8/15/52		700,000	599,594
3.25% 5/15/42		480,000	431,363

35

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Bonds
4.375% 2/15/38	555,000	$596,126
US Treasury Floating Rate Note
4.457% (USBMMY3M + 0.14%) 10/31/24 ●	940,000	939,624
US Treasury Notes
1.375% 8/31/23	8,000,000	7,801,878
2.375% 3/31/29	505,000	464,856
2.75% 8/15/32	1,675,000	1,551,731
2.875% 5/15/32	290,000	271,875
4.125% 10/31/27	1,760,000	1,782,619
4.25% 10/15/25	3,235,000	3,247,131
US Treasury Strip Principal
2.311% 5/15/44 ^	310,000	130,180
Total US Treasury Obligations
(cost $20,244,309)		19,430,273

	Number of shares
Common Stocks – 55.34%
Communication Services – 2.31%
Alphabet Class A †	4,800	484,752
Alphabet Class C †	1,036	105,102
AT&T	41,101	792,427
Comcast Class A	49,503	1,813,790
KDDI	7,900	234,982
Orange	26,290	267,137
Publicis Groupe	5,090	335,006
Verizon Communications	74,299	2,896,175
Walt Disney †	15,866	1,552,805
		8,482,176
Consumer Discretionary – 7.08%
adidas AG	4,230	545,281
Amazon.com †	3,759	362,894
APA	21,798	1,021,236
Bath & Body Works	29,705	1,262,462
Best Buy	14,362	1,225,079
Dollar General	7,611	1,945,980
Dollar Tree †	12,200	1,833,538
eBay	11,586	526,468
H & M Hennes & Mauritz Class B	26,050	292,083
Home Depot	7,461	2,417,289

36

	Number of shares	Value (US $)
Common Stocks (continued)
Consumer Discretionary (continued)
Lowe’s	8,812	$1,872,991
Macy’s	50,318	1,182,473
NIKE Class B	10,284	1,128,052
PulteGroup	10,409	466,115
Ross Stores	14,158	1,665,972
Sodexo	7,770	744,161
Starbucks	4,974	508,343
Sturm Ruger & Co.	5,733	314,914
Swatch Group	2,330	623,477
Tesla †	814	158,486
TJX	52,354	4,190,938
Tractor Supply	7,343	1,661,794
		25,950,026
Consumer Staples – 3.68%
Altria Group	37,450	1,744,421
Archer-Daniels-Midland	20,300	1,979,250
Asahi Group Holdings	4,900	157,152
Conagra Brands	52,300	1,986,354
Danone	10,650	559,735
Diageo	20,370	940,727
Essity Class B	24,640	603,355
Kao	14,300	572,322
Koninklijke Ahold Delhaize	32,600	950,033
Nestle	7,840	933,145
Philip Morris International	20,708	2,063,967
Seven & i Holdings	5,300	215,652
Unilever	12,500	625,014
Vector Group	14,610	162,171
		13,493,298
Energy – 3.94%
Chevron	7,399	1,356,311
ConocoPhillips	28,487	3,518,429
Coterra Energy	24,178	674,808
Devon Energy	4,385	300,460
EOG Resources	4,921	698,437
EQT	18,731	794,382
Exxon Mobil	29,431	3,276,848
Kinder Morgan	82,697	1,581,167
Marathon Petroleum	15,114	1,841,036

37

Schedule of investments
Delaware Wealth Builder Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Energy (continued)
Viper Energy Partners	12,746	$421,000
		14,462,878
Financials – 7.27%
Ally Financial	7,914	213,757
American Financial Group	11,481	1,632,828
American International Group	33,600	2,120,496
Ameriprise Financial	4,349	1,443,650
BlackRock	2,272	1,626,752
Blackstone	13,171	1,205,542
Carlyle Group	25,721	801,724
Discover Financial Services	22,069	2,391,397
Fidelity National Financial	11,896	480,122
Invesco	47,018	898,514
Jackson Financial Class A	24,118	900,807
MetLife	51,978	3,986,713
Moelis & Co. Class A	11,021	476,328
Principal Financial Group	20,593	1,846,780
Prudential Financial	15,841	1,711,303
Rithm Capital	36,095	326,660
Synchrony Financial	28,694	1,078,320
Truist Financial	37,300	1,746,013
US Bancorp	38,700	1,756,593
		26,644,299
Healthcare – 8.42%
AbbVie	15,854	2,555,348
AmerisourceBergen	10,767	1,837,819
Amgen	1,879	538,146
Baxter International	33,900	1,916,367
Bristol-Myers Squibb	29,070	2,333,740
Cigna	5,400	1,776,006
CVS Health	18,200	1,854,216
Fresenius Medical Care AG & Co.	10,130	316,833
Gilead Sciences	9,163	804,786
Hologic †	26,281	2,001,561
Johnson & Johnson	28,997	5,161,466
Merck & Co.	42,870	4,720,844
Novo Nordisk Class B	5,810	728,796
Pfizer	43,254	2,168,323
Roche Holding	1,800	587,923
Smith & Nephew	61,330	808,403

38

	Number of shares	Value (US $)
Common Stocks (continued)
Healthcare (continued)
UnitedHealth Group	1,371	$750,979
		30,861,556
Industrials – 3.31%
Boise Cascade	12,514	926,537
Dover	13,817	1,961,323
Honeywell International	9,333	2,049,060
Intertek Group	9,610	471,175
Knorr-Bremse	6,220	354,568
Lockheed Martin	1,083	525,461
Makita	15,700	361,658
Masco	8,025	407,510
Northrop Grumman	3,600	1,919,844
Otis Worldwide	2,347	183,277
Raytheon Technologies	19,579	1,932,839
Robert Half International	4,565	359,631
Securitas Class B	84,060	689,533
		12,142,416
Information Technology – 12.95%
Amadeus IT Group †	15,900	859,673
Apple	55,731	8,249,860
Applied Materials	7,910	866,936
Broadcom	7,339	4,044,009
Cisco Systems	68,931	3,427,249
Cognizant Technology Solutions Class A	28,232	1,756,313
Dell Technologies Class C	18,895	846,307
Digital Realty Trust	2,467	277,439
Equinix	954	658,880
Fidelity National Information Services	19,263	1,398,109
HP	48,886	1,468,535
KLA	1,905	748,951
Lam Research	2,748	1,298,100
Microchip Technology	5,644	446,948
Micron Technology	3,531	203,562
Microsoft	28,315	7,224,289
Monolithic Power Systems	3,252	1,242,134
Motorola Solutions	7,400	2,014,280
NetApp	19,368	1,309,471
NVIDIA	12,272	2,076,791
Oracle	24,300	2,017,629
Paychex	14,052	1,742,870

39

Schedule of investments
Delaware Wealth Builder Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Information Technology (continued)
QUALCOMM	11,474	$1,451,346
SAP	6,680	741,190
Western Union	74,326	1,089,619
		47,460,490
Materials – 1.35%
Air Liquide	5,760	838,605
CF Industries Holdings	8,438	912,907
Dow	17,036	868,325
DuPont de Nemours	29,400	2,072,994
Ryerson Holding	9,207	271,514
		4,964,345
Media – 0.00%
Century Communications =, †	1,625,000	0
		0
REIT Diversified – 0.48%
Gaming and Leisure Properties	5,421	285,199
LXP Industrial Trust	9,364	100,756
VICI Properties	39,664	1,356,509
		1,742,464
REIT Healthcare – 0.34%
Alexandria Real Estate Equities	2,514	391,203
CareTrust REIT	3,314	65,617
Healthcare Realty Trust	6,985	143,402
Healthpeak Properties	2,383	62,578
Medical Properties Trust	1,178	15,455
Omega Healthcare Investors	419	12,687
Ventas	2,407	111,998
Welltower	6,256	444,364
		1,247,304
REIT Hotel – 0.17%
Apple Hospitality REIT	13,849	236,264
Chatham Lodging Trust †	6,850	91,585
Host Hotels & Resorts	11,615	219,988
Park Hotels & Resorts	7,035	90,259
		638,096
REIT Industrial – 0.53%
Plymouth Industrial REIT	2,326	48,148
Prologis	13,571	1,598,528

40

	Number of shares	Value (US $)
Common Stocks (continued)
REIT Industrial (continued)
Rexford Industrial Realty	3,069	$169,685
Terreno Realty	2,021	118,512
		1,934,873
REIT Mall – 0.10%
Simon Property Group	2,999	358,201
		358,201
REIT Manufactured Housing – 0.08%
Equity LifeStyle Properties	1,900	126,198
Sun Communities	1,178	173,048
		299,246
REIT Multifamily – 0.92%
American Homes 4 Rent Class A	4,565	150,965
AvalonBay Communities	1,698	296,980
Camden Property Trust	1,885	226,822
Equity Residential	30,749	1,994,380
Essex Property Trust	1,447	318,890
Independence Realty Trust	6,667	120,806
Mid-America Apartment Communities	1,293	213,190
NexPoint Residential Trust	112	5,386
UDR	1,068	44,290
		3,371,709
REIT Office – 0.15%
City Office REIT	888	8,782
Cousins Properties	5,884	155,220
Douglas Emmett	1,855	32,129
Highwoods Properties	5,482	163,363
Kilroy Realty	1,880	81,254
Piedmont Office Realty Trust Class A	9,385	97,698
		538,446
REIT Self-Storage – 0.44%
CubeSmart	2,174	89,982
Extra Space Storage	2,462	395,619
Life Storage	2,635	283,236
National Storage Affiliates Trust	2,809	111,826
Public Storage	2,455	731,492
		1,612,155

41

Schedule of investments
Delaware Wealth Builder Fund

	Number of shares	Value (US $)
Common Stocks (continued)
REIT Shopping Center – 0.40%
Agree Realty	1,778	$124,371
Brixmor Property Group	12,074	279,875
Kimco Realty	10,242	234,747
Kite Realty Group Trust	3,549	80,917
Phillips Edison & Co.	5,124	165,147
Regency Centers	3,512	233,302
Retail Opportunity Investments	13,442	204,991
SITE Centers	8,077	109,766
Urban Edge Properties	2,648	41,653
Washington Prime Group =, †	962	0
		1,474,769
REIT Single Tenant – 0.23%
Four Corners Property Trust	2,338	63,453
Realty Income	5,597	353,003
Spirit Realty Capital	4,626	191,609
STORE Capital	7,721	246,300
		854,365
REIT Specialty – 0.41%
EPR Properties	2,331	96,993
Essential Properties Realty Trust	6,028	139,910
Invitation Homes	12,694	414,205
Iron Mountain	11,216	609,365
Lamar Advertising Class A	896	89,726
Outfront Media	5,699	104,235
WP Carey	709	55,869
		1,510,303
Utilities – 0.78%
Edison International	25,900	1,726,494
Vistra	46,299	1,126,455
		2,852,949
Total Common Stocks
(cost $183,361,619)		202,896,364

Convertible Preferred Stock – 1.50%
2020 Mandatory Exchangeable Trust 144A 6.50%
exercise price $47.09, maturity date 5/16/23 #	484	492,707
Algonquin Power & Utilities 7.75% exercise price
$18.00, maturity date 6/15/24	9,623	252,123

42

	Number of shares	Value (US $)
Convertible Preferred Stock (continued)
AMG Capital Trust II 5.15% exercise price $195.47,
maturity date 10/15/37	7,700	$398,244
Bank of America 7.25% exercise price $50.00 ω	522	636,041
El Paso Energy Capital Trust I 4.75% exercise price
$34.49, maturity date 3/31/28	22,178	1,016,861
Elanco Animal Health 5.00% exercise price $38.40,
maturity date 2/1/23	12,144	251,867
Lyondellbasell Advanced Polymers 6.00% exercise
price $52.33 ω	612	520,200
RBC Bearings 5.00% exercise price $226.60,
maturity date 10/15/24	6,211	719,172
UGI 7.25% exercise price $52.57, maturity date
6/1/24	9,425	831,756
Wells Fargo & Co. 7.50% exercise price $156.71 ω	305	362,993
Total Convertible Preferred Stock
(cost $6,148,522)		5,481,964

Exchange-Traded Funds – 7.26%
iShares 0-5 Year Investment Grade Corporate Bond ETF	362,554	17,417,094
iShares MSCI EAFE ETF	360	24,163
iShares Trust iShares ESG Aware MSCI EAFE ETF	2,480	166,904
Vanguard FTSE Developed Markets ETF	810	35,162
Vanguard Russell 2000 ETF	118,769	8,984,875
Total Exchange-Traded Funds
(cost $26,769,410)		26,628,198

	Principal amount°
Leveraged Non-Recourse Security – 0.00%
JPMorgan Fixed Income Pass Through Trust
Auction
Series 2007-B 144A 0.251% 1/15/87 #, =, ♦	1,300,000	1,300
Total Leveraged Non-Recourse Security
(cost $1,105,000)		1,300

43

Schedule of investments
Delaware Wealth Builder Fund

	Number of shares	Value (US $)
Short-Term Investments – 2.15%
Money Market Mutual Funds – 2.15%
BlackRock Liquidity FedFund – Institutional Shares
(seven-day effective yield 3.55%)	1,975,344	$1,975,344
Fidelity Investments Money Market Government
Portfolio – Class I (seven-day effective yield
3.56%)	1,975,344	1,975,344
Goldman Sachs Financial Square Government
Fund – Institutional Shares (seven-day effective
yield 2.19%)	1,975,344	1,975,344
Morgan Stanley Institutional Liquidity Funds
Government Portfolio – Institutional Class
(seven-day effective yield 3.62%)	1,975,344	1,975,344
Total Short-Term Investments
(cost $7,901,376)		7,901,376
Total Value of Securities—99.98%
(cost $358,259,089)		$366,579,744

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2022, the aggregate value of Rule 144A securities was $35,710,523, which represents 9.74% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at November 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at November 30, 2022. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.
>	PIK. 100% of the income received was in the form of cash.
«	PIK. The first payment of cash and/or principal will be made after November 30, 2022.
Δ	Securities have been classified by country of risk.

44

†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security.
ω	Perpetual security with no stated maturity date.
♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

The following foreign currency exchange contracts and futures contracts were outstanding at November 30, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
JPMCB	EUR	(560,526)	USD	581,811	2/3/23	$(4,534)
JPMCB	MXN	(3,308,777)	USD	167,225	2/3/23	(2,274)
Total Foreign Currency Exchange Contracts						$(6,808)

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
14	US Treasury 5 yr Notes	$1,519,984	$1,510,932	3/31/23	$9,052	$—	$6,344
2	US Treasury 10 yr Notes	227,001	225,224	3/22/23	1,777	—	1,031
(3)	US Treasury 10 yr Ultra Notes	(358,969)	(355,329)	3/22/23	—	(3,640)	(1,266)
Total Futures Contracts			$1,380,827		$10,829	$(3,640)	$6,109

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency

45

Schedule of investments
Delaware Wealth Builder Fund

exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AG – Aktiengesellschaft

CLO – Collateralized Loan Obligation

EAFE – Europe, Australasia, and Far East

ESG – Environmental, Social, and Governance

ETF – Exchange-Traded Fund

FTSE – Financial Times Stock Exchange

GNMA – Government National Mortgage Association

GS – Goldman Sachs

ICE – Intercontinental Exchange, Inc.

JPM – JPMorgan

JPMCB – JPMorgan Chase Bank

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

MSCI – Morgan Stanley Capital International

PIK – Payment-in-kind

REIT – Real Estate Investment Trust

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

TBA – To be announced

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

yr – Year

Summary of currencies:

BRL – Brazilian Real

EUR – European Monetary Unit

KZT – Kazakhstani Tenge

MXN – Mexican Peso

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

46

Statement of assets and liabilities
Delaware Wealth Builder Fund	November 30, 2022

Assets:
Investments, at value*	$366,579,744
Cash	1,389,776
Cash collateral due from brokers	21,505
Foreign currencies, at valueΔ	82,622
Dividends and interest receivable	1,509,403
Receivable for securities sold	1,500,468
Receivable for fund shares sold	509,947
Foreign tax reclaims receivable	197,473
Prepaid expenses	16,607
Variation margin due from broker on futures contracts	6,109
Other assets	2,853
Total Assets	371,816,507
Liabilities:
Payable for securities purchased	3,460,288
Tax expense payable (see Note 1)	670,875
Payable for fund shares redeemed	593,558
Other accrued expenses	183,277
Investment management fees payable to affiliates	176,534
Distribution fees payable to affiliates	64,455
Administration expenses payable to affiliates	21,073
Unrealized depreciation on foreign currency exchange contracts	6,808
Total Liabilities	5,176,868
Total Net Assets	$366,639,639

Net Assets Consist of:
Paid-in capital	$341,170,724
Total distributable earnings (loss)	25,468,915
Total Net Assets	$366,639,639

47

Statement of assets and liabilities

Delaware Wealth Builder Fund

Net Asset Value

Class A:
Net assets	$235,617,762
Shares of beneficial interest outstanding, unlimited authorization, no par	16,381,099
Net asset value per share	$14.38
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$15.26

Class C:
Net assets	$21,166,545
Shares of beneficial interest outstanding, unlimited authorization, no par	1,467,415
Net asset value per share	$14.42

Class R:
Net assets	$1,028,241
Shares of beneficial interest outstanding, unlimited authorization, no par	71,449
Net asset value per share	$14.39

Institutional Class:
Net assets	$108,827,091
Shares of beneficial interest outstanding, unlimited authorization, no par	7,568,987
Net asset value per share	$14.38

*Investments, at cost	$358,259,089
ΔForeign currencies, at cost	80,968

See accompanying notes, which are an integral part of the financial statements.

48

Statement of operations
Delaware Wealth Builder Fund	Year ended November 30, 2022

Investment Income:
Dividends	$6,760,237
Interest	3,763,903
Foreign tax withheld	(69,901)
10,454,239

Expenses:
Management fees	2,459,855
Tax expense (see Note 1)	670,875
Distribution expenses — Class A	605,375
Distribution expenses — Class C	254,128
Distribution expenses — Class R	5,563
Dividend disbursing and transfer agent fees and expenses	395,962
Accounting and administration expenses	91,367
Reports and statements to shareholders expenses	63,388
Audit and tax fees	56,573
Custodian fees	39,624
Registration fees	33,604
Legal fees	26,624
Trustees’ fees and expenses	14,950
Other	100,069
4,817,957
Less expenses waived	(140,120)
Less expenses paid indirectly	(253)
Total operating expenses	4,677,584
Net Investment Income (Loss)	5,776,655

49

Statement of operations

Delaware Wealth Builder Fund

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$20,394,301
Foreign currencies	(159,120)
Foreign currency exchange contracts	43,475
Futures contracts	(58,514)
Options written	1,800
Swap contracts	(2,610)
Net realized gain (loss)	20,219,332

Net change in unrealized appreciation (depreciation) on:
Investments	(33,062,724)
Foreign currencies	(6,477)
Foreign currency exchange contracts	5,187
Futures contracts	24,642
Swap contracts	19,190
Net change in unrealized appreciation (depreciation)	(33,020,182)
Net Realized and Unrealized Gain (Loss)	(12,800,850)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,024,195)

See accompanying notes, which are an integral part of the financial statements.

50

Statements of changes in net assets

Delaware Wealth Builder Fund

	Year ended
	11/30/22	11/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$5,776,655	$5,672,026
Net realized gain (loss)	20,219,332	45,963,109
Net change in unrealized appreciation (depreciation)	(33,020,182)	11,714,571
Net increase (decrease) in net assets resulting from operations	(7,024,195)	63,349,706

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(17,814,302)	(4,472,643)
Class C	(1,877,254)	(413,930)
Class R	(75,857)	(17,848)
Institutional Class	(8,271,180)	(2,376,293)
	(28,038,593)	(7,280,714)

Capital Share Transactions:
Proceeds from shares sold:
Class A	18,399,239	29,284,365
Class C	1,319,163	2,871,756
Class R	232,702	609,847
Institutional Class	15,316,180	9,949,959

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	16,904,917	4,196,391
Class C	1,866,313	409,216
Class R	74,032	17,590
Institutional Class	7,661,983	2,154,866
	61,774,529	49,493,990

51

Statements of changes in net assets

Delaware Wealth Builder Fund

	Year ended
	11/30/22	11/30/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(36,517,964)	$(38,302,279)
Class C	(10,586,912)	(30,379,895)
Class R	(378,618)	(651,199)
Institutional Class	(20,717,412)	(28,184,418)
	(68,200,906)	(97,517,791)
Decrease in net assets derived from capital share transactions	(6,426,377)	(48,023,801)
Net Increase (Decrease) in Net Assets	(41,489,165)	8,045,191
Net Assets:
Beginning of year	408,128,804	400,083,613
End of year	$366,639,639	$408,128,804

See accompanying notes, which are an integral part of the financial statements.

52

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Financial highlights
Delaware Wealth Builder Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period
Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Net asset value, end of period
Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5,6]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets[8]
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.11% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The ratio of expenses to average net assets excluding interest expense and dividend expense for the year ended November 30, 2018 was 1.09%.
[7]	Includes tax expense ratio of 0.18% for the year ended November 30, 2022.
[8]	The ratio of net investment income to average net assets excluding interest expense and dividend expense for the year ended November 30, 2018 was 2.40%.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/22		11/30/21	11/30/20	11/30/19	11/30/18
$15.71		$13.71	$14.01	$14.15	$14.62

0.22		0.21	0.25	0.53	0.35
(0.47)		2.06	(0.09)	0.50	(0.43)
(0.25)		2.27	0.16	1.03	(0.08)

(0.25)		(0.27)	(0.27)	(0.35)	(0.34)
(0.83)		—	(0.19)	(0.82)	(0.05)
(1.08)		(0.27)	(0.46)	(1.17)	(0.39)
$14.38		$15.71	$13.71	$14.01	$14.15
(1.78%	)[3]	16.63% [3]	1.30% [3]	8.30% [4]	(0.56% )

$235,618		$259,143	$230,168	$259,283	$273,384
1.26%	[7]	1.08%	1.09%	1.09%	1.09%
1.30%	[7]	1.11%	1.12%	1.09%	1.09%
1.51%	[7]	1.37%	1.91%	3.91%	2.41%
1.47%	[7]	1.34%	1.88%	3.91%	2.41%
65%		89%	68%	91%	57%

Financial highlights
Delaware Wealth Builder Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period
Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Net asset value, end of period
Total return[2]
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5,6]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets[8]
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.11% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The ratio of expenses to average net assets excluding interest expense and dividend expense for the year ended November 30, 2018 was 1.84%.
[7]	Includes tax expense ratio of 0.18% for the year ended November 30, 2022.
[8]	The ratio of net investment income to average net assets excluding interest expense and dividend expense for the year ended November 30, 2018 was 1.65%.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/22		11/30/21	11/30/20	11/30/19	11/30/18
$15.75		$13.73	$14.04	$14.18	$14.65

0.11		0.09	0.15	0.43	0.24
(0.47)		2.08	(0.10)	0.49	(0.43)
(0.36)		2.17	0.05	0.92	(0.19)

(0.14)		(0.15)	(0.17)	(0.24)	(0.23)
(0.83)		—	(0.19)	(0.82)	(0.05)
(0.97)		(0.15)	(0.36)	(1.06)	(0.28)
$14.42		$15.75	$13.73	$14.04	$14.18
(2.53%	)[3]	15.84% [3]	0.47% [3]	7.46% [4]	(1.34% )

$21,167		$31,157	$52,258	$95,672	$137,403
2.01%	[7]	1.83%	1.84%	1.84%	1.84%
2.05%	[7]	1.86%	1.87%	1.84%	1.84%
0.76%	[7]	0.62%	1.16%	3.17%	1.66%
0.72%	[7]	0.59%	1.13%	3.17%	1.66%
65%		89%	68%	91%	57%

Financial highlights
Delaware Wealth Builder Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period
Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Net asset value, end of period
Total return[2]
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5,6]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets[8]
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.11% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The ratio of expenses to average net assets excluding interest expense and dividend expense for the year ended November 30, 2018 was 1.34%.
[7]	Includes tax expense ratio of 0.18% for the year ended November 30, 2022.
[8]	The ratio of net investment income to average net assets excluding interest expense and dividend expense for the year ended November 30, 2018 was 2.15%.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/22		11/30/21	11/30/20	11/30/19	11/30/18
$15.71		$13.71	$14.02	$14.16	$14.62

0.18		0.17	0.21	0.49	0.31
(0.46)		2.06	(0.09)	0.50	(0.42)
(0.28)		2.23	0.12	0.99	(0.11)

(0.21)		(0.23)	(0.24)	(0.31)	(0.30)
(0.83)		—	(0.19)	(0.82)	(0.05)
(1.04)		(0.23)	(0.43)	(1.13)	(0.35)
$14.39		$15.71	$13.71	$14.02	$14.16
(1.98%	)[3]	16.32% [3]	0.99% [3]	8.02% [4]	(0.78% )

$1,028		$1,203	$1,069	$1,288	$1,968
1.51%	[7]	1.33%	1.34%	1.34%	1.34%
1.55%	[7]	1.36%	1.37%	1.34%	1.34%
1.26%	[7]	1.12%	1.66%	3.66%	2.16%
1.22%	[7]	1.09%	1.63%	3.66%	2.16%
65%		89%	68%	91%	57%

Financial highlights

Delaware Wealth Builder Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period
Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Net asset value, end of period
Total return[2]
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5,6]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets[8]
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.11% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The ratio of expenses to average net assets excluding interest expense and dividend expense for the year ended November 30, 2018 was 0.84%.
[7]	Includes tax expense ratio of 0.18% for the year ended November 30, 2022.
[8]	The ratio of net investment income to average net assets excluding interest expense and dividend expense for the year ended November 30, 2018 was 2.65%.

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/22		11/30/21	11/30/20	11/30/19	11/30/18
$15.70		$13.70	$14.01	$14.15	$14.63

0.25		0.25	0.28	0.56	0.38
(0.45)		2.05	(0.10)	0.50	(0.43)
(0.20)		2.30	0.18	1.06	(0.05)

(0.29)		(0.30)	(0.30)	(0.38)	(0.38)
(0.83)		—	(0.19)	(0.82)	(0.05)
(1.12)		(0.30)	(0.49)	(1.20)	(0.43)
$14.38		$15.70	$13.70	$14.01	$14.15
(1.47%	)[3]	16.93% [3]	1.50% [3]	8.59% [4]	(0.37% )

$108,827		$116,626	$116,589	$155,525	$185,720
1.01%	[7]	0.83%	0.84%	0.84%	0.84%
1.05%	[7]	0.86%	0.87%	0.84%	0.84%
1.76%	[7]	1.62%	2.16%	4.16%	2.66%
1.72%	[7]	1.59%	2.13%	4.16%	2.66%
65%		89%	68%	91%	57%

Notes to financial statements

Delaware Wealth Builder Fund	November 30, 2022

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Wealth Builder Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; or for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase; unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Other debt securities and credit default swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Fund’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended November 30, 2022 and for all open tax years (years ended November 30, 2019–November 30, 2021), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.”

For the taxable year ending November 30, 2022, the Fund did not satisfy the requirement that a Registered Investment Company (“RIC”) must derive at least 90% of its annual gross income from “qualifying income.” As a result, the Fund expects to be required to pay taxes equal to the amount of nonqualifying income in excess of 90% of its qualifying income for the year ended November 30, 2022. Nonetheless, the Fund expects to qualify as a RIC for U.S. federal income tax purposes pursuant to Internal Revenue Code Section 851(i). The Fund will pay a tax in the amount of approximately $670,875 and the Fund has recorded the expense in the “Statement of

Notes to financial statements

Delaware Wealth Builder Fund

1. Significant Accounting Policies (continued)

operations” under “Tax expense”, with the corresponding liability recorded in the “Statement of assets and liabilities” under “Tax expense payable.”

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Underlying Funds — The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund may invest include ETFs. The Fund will indirectly bear the investment management fees and other expenses of any Underlying Funds.

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments - The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Segregation and Collateralizations - In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Fund may deliver collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such fund on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any Underlying Funds in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice

Notes to financial statements

Delaware Wealth Builder Fund

1. Significant Accounting Policies (continued)

of the character of such distributions by the issuer, which are estimated. Distributions received from investments in master limited partnerships are recorded as return of capital on investments. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its management fee and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding 0.83% of the Fund’s average daily net assets from December 1, 2021 through November 30, 2022.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Board and DMC. These waivers and reimbursements apply only to expenses paid directly by the Fund and may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. DMC may permit its affiliate, Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. DMC may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors and Macquarie Funds Management Hong Kong Limited serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended November 30, 2022, the Fund was charged $29,438 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended November 30, 2022, the Fund was charged $40,330 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its

Notes to financial statements

Delaware Wealth Builder Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

affiliates that provide legal and regulatory reporting services to the Fund. For the year ended November 30, 2022, the Fund was charged $10,408 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended November 30, 2022, DDLP earned $9,854 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2022, DDLP received gross CDSC commissions of $104 and $235 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*	The aggregate contractual waiver period covering this report is from March 27, 2021 through March 31, 2023.

3. Investments

For the year ended November 30, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$143,258,471
Purchases of US government securities	96,844,674
Sales other than US government securities	174,982,121
Sales of US government securities	80,646,627

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At November 30, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$360,728,862
Aggregate unrealized appreciation of investments and derivatives	$35,906,994
Aggregate unrealized depreciation of investments and derivatives	(30,055,731)
Net unrealized appreciation of investments and derivatives	$5,851,263

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements

Delaware Wealth Builder Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2022:

	Level 1	Level 2	Level 3		Total
Securities
Assets:
Agency Mortgage-Backed Securities	$—	$13,833,094	$—		$13,833,094
Collateralized Debt Obligations	—	777,561	—		777,561
Common Stocks
Communication Services	7,645,051	837,125	—		8,482,176
Consumer Discretionary	23,745,024	2,205,002	—		25,950,026
Consumer Staples	7,936,163	5,557,135	—		13,493,298
Energy	14,462,878	—	—		14,462,878
Financials	26,644,299	—	—		26,644,299
Healthcare	28,419,601	2,441,955	—		30,861,556
Industrials	10,265,482	1,876,934	—		12,142,416
Information Technology	45,859,627	1,600,863	—		47,460,490
Materials	4,125,740	838,605	—		4,964,345
Media	—	—	—	[1]	—
REIT Diversified	1,742,464	—	—		1,742,464
REIT Healthcare	1,247,304	—	—		1,247,304
REIT Hotel	638,096	—	—		638,096
REIT Industrial	1,934,873	—	—		1,934,873
REIT Mall	358,201	—	—		358,201
REIT Manufactured Housing	299,246	—	—		299,246
REIT Multifamily	3,371,709	—	—		3,371,709
REIT Office	538,446	—	—		538,446
REIT Self-Storage	1,612,155	—	—		1,612,155
REIT Shopping Center	1,474,769	—	—	[1]	1,474,769
REIT Single Tenant	854,365	—	—		854,365
REIT Specialty	1,510,303	—	—		1,510,303

	Level 1	Level 2	Level 3	Total
Utilities	$2,852,949	$—	$—	$2,852,949
Convertible Bonds	—	30,918,121	—	30,918,121
Convertible Preferred Stock	5,481,964	—	—	5,481,964
Corporate Bonds	—	44,727,117	—	44,727,117
Exchange-Traded Funds	26,628,198	—	—	26,628,198
Leveraged Non-Recourse Security	—	—	1,300	1,300
Non-Agency Asset-Backed Securities	—	1,162,383	—	1,162,383
Non-Agency Collateralized Mortgage Obligations	—	108,408	—	108,408
Non-Agency Commercial Mortgage-Backed Securities	—	4,560,982	—	4,560,982
Sovereign Bonds	—	6,946,795	—	6,946,795
Supranational Banks	—	1,205,808	—	1,205,808
US Treasury Obligations	—	19,430,273	—	19,430,273
Short-Term Investments	7,901,376	—	—	7,901,376
Total Value of Securities	$227,550,283	$139,028,161	$1,300	$366,579,744

Derivatives[2]
Assets:
Futures Contracts	$10,829	$—	$—	$10,829
Liabilities:
Foreign Currency Exchange Contracts	$—	$(6,808)	$—	$(6,808)
Futures Contracts	(3,640)	—	—	(3,640)

[1]	The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investments in this table.
[2]	Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended November 30, 2022, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

Notes to financial statements

Delaware Wealth Builder Fund

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

	Limited Partnerships	Leveraged Non-Recourse Security	Total
Beginning balance
November 30, 2021	$12,055,225	$1,300	$12,056,525
Amortization	106,235	—	106,235
Sales	(21,308,847)	—	(21,308,847)
Net realized gain	16,817,173	—	16,817,173
Return of capital	(471,301)	—	(471,301)
Net change in unrealized appreciation (depreciation)	(7,198,485)	—	(7,198,485)
Ending balance November 30, 2022	$—	$1,300	$1,300
Net change in unrealized appreciation from investments still held at the end of the year	$—	—	—

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/ or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2022 and 2021 were as follows:

	Year ended
	11/30/22	11/30/21
Ordinary income	$18,471,924	$7,280,714
Long-term capital gains	9,566,669	—
Total	$28,038,593	$7,280,714

5. Components of Net Assets on a Tax Basis

As of November 30, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$341,170,724
Undistributed ordinary income	1,112,537
Undistributed long-term capital gains	19,175,990
Other temporary differences	(670,875)
Unrealized appreciation of investments, foreign currencies, and derivatives	5,851,263
Net assets	$366,639,639

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on forward currency contracts, tax treatment of partnership income, trust preferred securities, market discount and premium on debt instruments, mark-to-market on futures and CDS contracts, tax deferral on straddle losses, and deferral of deduction for tax payment.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to partnership non-deductible expenses and equalization distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2022, the Fund recorded the following reclassifications:

Paid-in capital	$1,118,771
Total distributable earnings (loss)	(1,118,771)

Notes to financial statements

Delaware Wealth Builder Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/22	11/30/21
Shares sold:
Class A	1,264,925	1,972,064
Class C	89,032	197,150
Class R	15,792	42,855
Institutional Class	1,066,489	657,585

Shares issued upon reinvestment of dividends and distributions:
Class A	1,127,967	279,703
Class C	123,325	27,700
Class R	4,933	1,176
Institutional Class	512,004	143,787
	4,204,467	3,322,020

Shares redeemed:
Class A	(2,509,026)	(2,548,144)
Class C	(723,647)	(2,051,021)
Class R	(25,868)	(45,431)
Institutional Class	(1,436,615)	(1,884,801)
	(4,695,156)	(6,529,397)
Net decrease	(490,689)	(3,207,377)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended November 30, 2022 and November 30, 2021, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Year ended
11/30/22	10,651	21,748	21,368	11,080	$467,390
11/30/21	35,739	64,787	63,964	36,699	1,516,358

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Fund, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Fund had no amounts outstanding as of November 30, 2022, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to financial statements

Delaware Wealth Builder Fund

8. Derivatives (continued)

During the year ended November 30, 2022, the Fund entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date, and to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At November 30, 2022, the Fund posted $21,505 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended November 30, 2022, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, and to reduce transactions costs.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at November 30, 2022.

During the year ended November 30, 2022, Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions, and to receive premiums for writing options.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended November 30, 2022, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit

Notes to financial statements

Delaware Wealth Builder Fund

8. Derivatives (continued)

event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended November 30, 2021, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended November 30, 2022, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

Fair values of derivative instruments as of November 30, 2022 were as follows:

	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Interest Rate Contracts	Total
Variation margin due from broker on futures contracts*	$10,829	$10,829

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(6,808)	$—	$(6,808)
Variation margin due to broker on futures contracts*	—	(3,640)	(3,640)

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Total	$(6,808)	$(3,640)	$(10,448)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through November 30, 2022. Only current day variation margin is reported on the Fund’s “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended November 30, 2022 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Swap Contracts	Total
Currency contracts	$43,475	$—	$—	$—	$43,475
Interest rate contracts	—	(58,514)	—	—	(58,514)
Equity contracts	—	—	1,800	—	1,800
Credit contracts	—	—	—	(2,610)	(2,610)
Total	$43,475	$(58,514)	$1,800	$(2,610)	$(15,849)

	Net Change in Unrealized Appreciation (Depreciation) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$5,187	$—	$—	$5,187
Interest rate contracts	—	24,642	—	24,642
Credit contracts	—	—	19,190	19,190
Total	$5,187	$24,642	$19,190	$49,019

The table below summarizes the average daily balance of derivative holdings by the Fund during the year ended November 30, 2022:

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional value)	$226,959	$1,216,144
Futures contracts (average notional value)	1,681,500	1,235,339
Options contracts (average value)*	39	91
CDS contracts (average notional value)**	205,163	—

*	Long represents purchased options and short represents written options.
**	Long represents buying protection and short represents selling protection.

Notes to financial statements

Delaware Wealth Builder Fund

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At November 30, 2022, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$—	$(6,808)	$(6,808)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
JPMorgan Chase Bank	$(6,808)	$—	$—	$—	$—	$(6,808)

(a)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

Notes to financial statements

Delaware Wealth Builder Fund

10. Securities Lending (continued)

During the year ended November 30, 2022, the Fund had no securities out on loan.

11. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Fund’s performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2022. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise

Notes to financial statements

Delaware Wealth Builder Fund

11. Credit and Market Risk (continued)

engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships).

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating ASU 2020-04, but does not believe there will be a material impact.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to November 30, 2022, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V and Shareholders of Delaware Wealth Builder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Wealth Builder Fund (one of the funds constituting Delaware Group® Equity Funds V, referred to hereafter as the “Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statements of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the five years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 27, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)

Delaware Wealth Builder Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 17-19, 2022, the Program Administrator provided the required written annual report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2021 through March 31, 2022. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

Other Fund information (Unaudited)

Delaware Wealth Builder Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended November 30, 2022, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	34.12%
(B) Ordinary Income Distribution (Tax Basis)*	65.88%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	31.44%

(A)	and (B) are based on a percentage of the Fund’s total distributions.
(C)	is based on the Fund’s ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended November 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 34.75%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV, as applicable.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Wealth Builder Fund (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL” and together with MIMGL and MIMEL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement, and the experience of the officers and employees of DMC who provide these services, including the Fund’s co-portfolio manager. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including the Fund’s co-portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by

Other Fund information (Unaudited)

Delaware Wealth Builder Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods and since inception, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional flexible portfolio funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile, the 3- and 10-year periods was in second quartile, and the 5-year period was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 10-year periods was above the median and for the 5-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus the Performance Universe and its benchmark for the various periods. The Board also noted that the investment performance of the current portfolio managers only began as of June 2020.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service fees.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such

Other Fund information (Unaudited)

Delaware Wealth Builder Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

Form N-PORT and proxy voting information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers as of December 31, 2022 with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	127	Macquarie Asset
Management[3]
(2015–Present)
-Global Head of
Macquarie Asset
Management Public
Investments
(2019–Present)
-Head of Americas of
Macquarie Group
(2017–Present)
-Deputy Global Head of
Macquarie Asset
Management
(2017–2019)
-Head of Macquarie
Asset Management
				Americas (2015–2017)	None

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	127	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Thomas L. Bennett[4] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	127	Private Investor (2004–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	127	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	127	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019[5]	127	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	127	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
FS Credit Real Estate Income
Trust, Inc. (2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998[5]	127	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven Investments
LLC (commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019[5]	127	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc.
(2021-Present)
Sera Prognostics Inc.
(biotechnology) (2021-Present)
Recology (resource recovery)
(2021-Present)
Evergy, Inc., Kansas City Power
& Light Company, KCP&L
Greater Missouri Operations
Company, Westar Energy, Inc.
and Kansas Gas and Electric
Company (related utility
companies) (2018-Present)
National Association of Corporate
Directors (2017-Present)
Ivy Funds Complex (2019-2021)
American Shared Hospital
Services (medical device)
(2017-2021)
Westar Energy (utility)
(2004-2018)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	127	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of National
Association of Corporate
Directors (2021-Present)
Callon Petroleum Company
(2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	127	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	127	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-Driven
Fund (2013–2021),
and WCM Alternatives: Credit
Event Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–Present)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	127	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)
Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	127	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[6]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	127	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[6]

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	127	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.
[4]	Mr. Bennett retired from the Board effective December 31, 2022 and Mr. Whitford became Chair of the Board effective January 1, 2023.
[5]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[6]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.       An understanding of generally accepted accounting principles and financial statements;

b.       The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.       Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.       An understanding of internal controls and procedures for financial reporting; and

e.       An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.       Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.       Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.       Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.       Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Sandra Lawrence

Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $99,728 for the fiscal year ended November 30, 2022.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $91,494 for the fiscal year ended November 30, 2021.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended November 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended November 30, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $16,670 for the fiscal year ended November 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2022.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $15,579 for the fiscal year ended November 30, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2021.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2021. The percentage of these fees relating to services approved by the registrant’s

Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $9,044,000 for the registrant’s fiscal years ended November 30, 2022 and November 30, 2021, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)       Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS V

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2023

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2023